UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Warker, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
Growth and Income Fund

Semiannual Report
June 30, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Growth and Income Fund during the six-month reporting period that ended June 30, 2005.

Market Review

The U.S. equity markets finished the reporting period with relatively flat returns despite reaching both highs and lows of the year. Overall, during the reporting period the equity market, as measured by the S&P 500 Index, returned -0.81%. Throughout the period, investor sentiment related to interest rates and commodity prices drove the market’s direction. After bottoming in April and then surging in May, the markets weakened in June as oil prices exceeded $60 a barrel. Despite low interest rates and an improved outlook for economic growth, investor confidence was shaken by continued troubles in the U.S. auto industry.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

		% of Net
Company	Business	Assets

Exxon Mobil Corp.	Energy Resources	5.6%
Bank of America Corp.	Large Banks	4.9
Citigroup, Inc.	Large Banks	4.8
ChevronTexaco Corp.	Energy Resources	3.9
Pfizer, Inc.	Drugs	3.4
J.P. Morgan Chase & Co.	Large Banks	3.2
Burlington Resources, Inc.	Energy Resources	2.5
Sprint Corp.	Telephone	2.1
iStar Financial, Inc.	REITs	2.0
Microsoft Corp.	Computer Software	1.9

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of 0.60%. Over the same time period, the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), generated a cumulative total return of 1.76% and its former benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), generated a cumulative total return of –0.81%.#

During the period, the Fund generated positive returns, but lagged the benchmark. The Fund’s holdings in the Utilities and Basic Materials sectors enhanced relative results, while its Energy and Insurance sectors detracted from relative results.

In Industrials, Tyco International Ltd. ranked as the weakest performer. The stock declined after the company lowered near-term earnings expectations. Additionally, the company announced plans to sell off its unprofitable plastics and adhesives division. In Services, Nortel Networks performed poorly due to the delay in its financial restatement. We subsequently eliminated the holding from the portfolio.

In the Energy sector, we continue to rely on stock selection, rather than sector positioning, to drive performance. We favor companies with strong management teams, quality assets, and low cost structures. Burlington Resources, Inc., a long-term holding, represents such an investment that has outperformed its peers over the reporting period. Despite this success, the Fund’s overall investments in the Energy sector detracted from results because they were unable to outpace the historical gains in the benchmark. In the Insurance sector, the Fund’s holding in Willis Group detracted from performance results. On the upside, the Fund’s Utility holdings have fared well, with PPL Corp. and Entergy Corp. examples of stocks in the sector that enhanced performance over the period.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 18, 2005

# Effective June 1, 2005, The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. In the Investment Adviser’s opinion, the Russell 1000 Value Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

SECTOR ALLOCATION AS OF JUNE 30, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%

Brokers – 2.0%
22,900	Lehman Brothers Holdings, Inc.	$2,273,512
68,400	Morgan Stanley	3,588,948

		5,862,460

Chemicals – 2.5%
68,390	Rohm & Haas Co. GDR	3,169,193
91,002	The Dow Chemical Co.	4,052,319

		7,221,512

Computer Hardware – 1.6%
43,750	CDW Corp.	2,497,687
95,900	Hewlett-Packard Co.	2,254,609

		4,752,296

Computer Software - 3.7%
191,589	Activision, Inc.*	3,165,050
12,900	International Business Machines Corp.	957,180
224,830	Microsoft Corp.	5,584,777
100,473	Oracle Corp.*	1,326,244

		11,033,251

Consumer Durables – 1.0%
96,265	Masco Corp.	3,057,376

Defense/Aerospace – 1.7%
44,945	General Dynamics Corp.	4,923,275

Drugs – 3.4%
361,163	Pfizer, Inc.	9,960,876

Electrical Utilities – 8.8%
55,371	Ameren Corp.	3,062,016
20,500	Cinergy Corp.	918,810
57,497	Dominion Resources, Inc.	4,219,705
69,756	Entergy Corp.	5,270,066
87,166	Exelon Corp.	4,474,231
52,587	FirstEnergy Corp.	2,529,960
92,195	PPL Corp.	5,474,539

		25,949,327

Energy Resources – 13.1%
133,314	Burlington Resources, Inc.	7,364,265
204,576	ChevronTexaco Corp.	11,439,890
58,914	ConocoPhillips	3,386,966
287,387	Exxon Mobil Corp.	16,516,131

		38,707,252

Environmental & Other Services – 1.0%
107,649	Waste Management, Inc.	3,050,773

Financial Technology – 0.9%
63,368	First Data Corp.	2,543,591

Food & Beverage – 1.3%
78,855	Kraft Foods, Inc.	2,508,377
20,443	Unilever N.V.	1,325,320

		3,833,697

Home Products – 2.7%
41,503	Avon Products, Inc.	1,570,889
77,300	Newell Rubbermaid, Inc.	1,842,832
21,653	The Clorox Co.	1,206,505
62,184	The Procter & Gamble Co.	3,280,206

		7,900,432

Large Banks – 13.8%
314,613	Bank of America Corp.	14,349,499
303,539	Citigroup, Inc.	14,032,608
267,969	J.P. Morgan Chase & Co.	9,464,665
100,800	U.S. Bancorp	2,943,360

		40,790,132

Media – 3.0%
93,757	News Corp.	1,516,988
154,259	The Walt Disney Co.	3,884,242
211,865	Time Warner, Inc.*	3,540,264

		8,941,494

Medical Products – 1.2%
99,153	Baxter International, Inc.	3,678,576

Motor Vehicle – 0.8%
51,285	Autoliv, Inc.	2,246,283

Oil Services – 1.0%
31,300	Baker Hughes, Inc.	1,601,308
25,935	BJ Services Co.	1,361,069

		2,962,377

Paper & Packaging – 1.1%
152,791	Packaging Corp. of America	3,216,251

Parts & Equipment – 4.9%
44,897	American Standard Companies, Inc.	1,882,082
84,633	General Electric Co.	2,932,534
147,397	Tyco International Ltd.	4,303,992
103,538	United Technologies Corp.	5,316,676

		14,435,284

Property Insurance – 5.0%
59,764	PartnerRe Ltd.	3,849,997
51,848	RenaissanceRe Holdings Ltd.	2,552,996
65,999	The Allstate Corp.	3,943,440
64,992	Willis Group Holdings Ltd.	2,126,538
31,178	XL Capital Ltd.	2,320,267

		14,793,238

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Regional Banks – 2.8%
143,336	KeyCorp	$4,751,589
62,355	PNC Financial Services Group	3,395,853

		8,147,442

REITs – 4.8%
69,173	Apartment Investment & Management Co.	2,830,559
63,165	Developers Diversified Realty Corp.	2,903,064
138,543	iStar Financial, Inc.	5,762,003
69,948	Plum Creek Timber Co., Inc.	2,539,112

		14,034,738

Retail Apparel – 2.8%
63,266	J. C. Penney Co., Inc.	3,326,526
126,100	The Gap, Inc.	2,490,475
59,415	The May Department Stores Co.	2,386,107

		8,203,108

Specialty Financials – 4.6%
73,387	Alliance Capital Management Holding L.P.	3,430,108
79,767	American Capital Strategies Ltd.	2,880,386
79,598	Countrywide Financial Corp.	3,073,279
22,700	Freddie Mac	1,480,721
28,536	SLM Corp.	1,449,629
29,760	Washington Mutual, Inc.	1,210,935

		13,525,058

Telephone – 4.9%
181,900	SBC Communications, Inc.	4,320,125
241,221	Sprint Corp.	6,052,235
117,564	Verizon Communications, Inc.	4,061,836

		14,434,196

Thrifts – 1.3%
58,407	Golden West Financial Corp.	3,760,243

Tobacco – 1.3%
59,944	Altria Group, Inc.	3,875,979

Transports – 0.5%
21,200	United Parcel Service, Inc. Class B	1,466,192

Trust/Processors – 0.8%
83,511	The Bank of New York Co., Inc.	2,403,447

TOTAL COMMON STOCKS
(Cost $253,424,191)		$289,710,156

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 3.5%

Joint Repurchase Agreement Account II
$10,200,000	3.41%	07/01/2005	$10,200,000
Maturity Value: $10,200,965
(Cost $10,200,000)

TOTAL INVESTMENTS – 101.8%
(Cost $263,624,191)			$299,910,156

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on June 30, 2005.

Investment Abbreviations:
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $10,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49% due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $263,624,191)	$299,910,156
Cash	80,322
Receivables:
Investment securities sold	1,083,289
Fund shares sold	751,500
Dividends and interest	437,999
Other assets	10,946

Total assets	302,274,212

Liabilities:

Payables:
Investment securities purchased	7,400,015
Amounts owed to affiliates	190,428
Fund shares repurchased	150,665
Accrued expenses	33,973

Total liabilities	7,775,081

Net Assets:

Paid-in capital	272,630,003
Accumulated undistributed net investment income	2,851,966
Accumulated net realized loss on investment transactions	(17,268,803)
Net unrealized gain on investments	36,285,965

NET ASSETS	$294,499,131

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	25,011,250
Net asset value, offering and redemption price per share	$11.77

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends(a)	$3,612,551
Interest (including securities lending income of $1,741)	71,117

Total income	3,683,668

Expenses:

Management fees	1,050,191
Transfer Agent fees	56,010
Custody and accounting fees	34,587
Professional fees	24,688
Printing fees	24,236
Trustee fees	7,140
Other	7,414

Total expenses	1,204,266

Less — expense reductions	(702)

Net Expenses	1,203,564

NET INVESTMENT INCOME	2,480,104

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions	9,822,627
Net increase from payment by affiliates to reimburse certain security claims	5,984
Net change in unrealized loss on investments	(10,799,517)

Net realized and unrealized loss on investment transactions	(970,906)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,509,198

(a)	Foreign taxes withheld on dividends were $5,161.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2005 (Unaudited)	December 31, 2004
From operations:

Net investment income	$2,480,104	$4,203,524
Net realized gain from investment transactions	9,822,627	31,697,872
Net increase from payment by affiliates to reimburse certain security claims	5,984	—
Net increase from payments by affiliates to reimburse certain brokerage commissions	—	51,635
Net change in unrealized gain (loss) on investments	(10,799,517)	6,786,601

Net increase in net assets resulting from operations	1,509,198	42,739,632

Distributions to shareholders:

From net investment income	—	(3,899,045)

From share transactions:

Proceeds from sales of shares	30,018,363	33,498,391
Reinvestment of dividends and distributions	—	3,899,045
Cost of shares repurchased	(13,423,883)	(30,158,379)

Net increase in net assets resulting from share transactions	16,594,480	7,239,057

TOTAL INCREASE	18,103,678	46,079,644

Net assets:

Beginning of period	276,395,453	230,315,809

End of period	$294,499,131	$276,395,453

Accumulated undistributed net investment income	$2,851,966	$371,862

Summary of share transactions:

Shares sold	2,567,967	3,088,976
Shares issued on reinvestment of dividends and distributions	—	335,835
Shares repurchased	(1,154,924)	(2,861,998)

NET INCREASE	1,413,043	562,813

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from											Ratios assuming no
		investment operations											expense reductions

			Net		Distributions to						Ratio of		Ratio of		Ratio of
	Net asset		realized		shareholders	Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	from net	value,		at end of	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	end of	Total	period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate
For the Six Months Ended June 30, (Unaudited)

2005	$11.71	$0.10	$(0.04)	$0.06	$—	$11.77	0.60%	$294,499	0.86	%(c)	1.77	%(c)	0.86	%(c)	1.77	%(c)	27%
For the Years ended December 31,

2004	10.00	0.19	1.69	1.88	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58
2003	8.14	0.13	1.85	1.98	(0.12)	10.00	24.36	230,316	1.02		1.44		1.20		1.26		51
2002	9.33	0.13	(1.19)	(1.06)	(0.13)	8.14	(11.34)	36,911	1.05		1.51		1.27		1.29		98
2001	10.34	0.05	(1.02)	(0.97)	(0.04)	9.33	(9.34)	40,593	1.00		0.49		1.17		0.32		48
2000	10.89	0.04	(0.55)	(0.51)	(0.04)	10.34	(4.69)	37,116	0.99		0.40		1.22		0.17		68

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act.

     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     GSAM has contractually agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM has agreed to maintain this expense limitation reduction through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2005, GSAM made no reimbursements to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, custody fees were reduced by approximately $700.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS (continued)
     At June 30, 2005, amounts owed to affiliates were approximately $180,800 and $9,600 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2005, were $91,308,044 and $74,650,345, respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $2,300 in brokerage commissions from portfolio transactions, executed on behalf of the Fund.
     During the six months ended June 30, 2005, GSAM has voluntarily reimbursed the Fund approximately $6,200 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005 is reported parenthetically on the Statement of Operations. For the six months ended June 30, 2005, BGA earned $307 in fees as securities lending agent. At June 30, 2005, the Fund did not have any securities on loan. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2004, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were are follows. Expiration occurs on December 31 of the year indicated.

Capital loss carryforward:*
Expiring 2009	$(20,932,445)
Expiring 2010	(5,509,772)

Total capital loss carryforward	$(26,442,217)

Timing differences (related to the recognition of certain REIT dividends for tax purposes)	$23,392

*	Utilization of these losses may be limited under the Code.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)

     At June 30, 2005, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

Tax cost	$264,279,388

Gross unrealized gain	39,052,866
Gross unrealized loss	(3,422,098)

Net unrealized security gain	$35,630,768

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust and the GS Trust. Certain investment portfolios of the trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoints in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition,

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level. This was a contractual undertaking that expired on June 30, 2005. The Trustees considered the Investment Adviser’s undertaking to continue this expense reimbursement after that date on a voluntary basis until further notice to the Trustees.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund: 0.75% on the first $1 billion, 0.68% over $1 billion up to $2 billion and 0.65% over $2 billion. The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000	$1,006.00	$4.28
Hypothetical 5% return	1,000	1,020.53 +	4.31

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 0.86%.
+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

17

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.
Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITG&ISAR

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
CORESM U.S. Equity Fund

Semiannual Report
June 30, 2005

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE U.S. Equity Fund during the six-month reporting period that ended June 30, 2005.

Market Review

The S&P 500 Index returned -0.81% over the six-month reporting period ended June 30, 2005. Within the Index, the Materials (-7.9%) and Consumer Discretionary (-6.6%) sectors were the largest detractors in absolute returns, while the heavily weighted Information Technology sector (-5.7%) detracted most (weight times performance) for the period. Value stocks outperformed their growth counterparts by a significant margin for the six-month period, with the Russell 1000 Value Index returning 1.76% versus the Russell 1000 Growth Index return of -1.72%. Large-cap stocks also outperformed small-cap stocks as the Russell 1000 Index and Russell 2000 Index returned 0.11% and -1.25%, respectively. This was largely due to large-cap Information Technology stocks outpacing their smaller counterparts.

Investment Objective

The Fund seeks long-term capital growth and dividend income.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

		% of
Company	Business	Net Assets

General Electric Co.	Industrial Conglomerates	4.8%
Johnson & Johnson	Pharmaceuticals	3.3
Bank of America Corp.	Banks	3.2
Intel Corp.	Semiconductor Equipment & Products	3.0
Pfizer, Inc.	Pharmaceuticals	2.8
J.P. Morgan Chase & Co.	Diversified Financials	2.7
Altria Group, Inc.	Tobacco	2.5
Wachovia Corp.	Banks	2.3
Amgen, Inc.	Biotechnology	2.3
Time Warner, Inc.	Media	2.2

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of -2.66%. Over the same time period, the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) generated a cumulative total return of -0.81%.

The Fund underperformed its benchmark for the period. While returns to the CORE investment themes were positive over the six-month period, stock selection detracted from results. Momentum and Valuation were the biggest positive contributors to relative returns, as inexpensive companies with strong momentum characteristics outperformed their industry counterparts. Earnings Quality, Management Impact, Profitability, and Analyst Sentiment also added value, albeit to a lesser extent. Despite good performance from the CORE themes, the majority of the performance shortfall can be attributed to stock specific/ residual factors, which we expect to even out over time.

Stock selection detracted from performance during the period. In particular, the Fund’s holdings in the Consumer Discretionary and Healthcare sectors lagged their peers in the benchmark the most. On the upside, the Fund’s holdings in the Energy sector outpaced their peers in the benchmark the most.

In terms of individual stocks, overweight positions in Biogen Idec, Harman International and an underweight position in eBay were among the largest detractors from excess returns for the six-month period. Biogen and eBay were subsequently eliminated from the portfolio. On the upside, overweight positions in Google, Inc., Burlington Resources, Inc. and Sunoco, Inc. were among the largest positive contributors to relative performance for the period.

In managing the CORESM products, we do not make size or sector bets. We hope to add value versus the Fund’s index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 18, 2005

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) CORE U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT CORE U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments. The Fund is subject to market risk as the value of the securities in which it invests may go up or down. This could occur in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

2

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

SECTOR ALLOCATION AS OF JUNE 30, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%

Aerospace & Defense – 1.6%
9,800	Lockheed Martin Corp.	$635,726
91,700	Northrop Grumman Corp.	5,066,425
115,400	Raytheon Co.	4,514,448

		10,216,599

Auto Components – 0.2%
24,300	Autoliv, Inc.	1,064,340

Automobiles – 0.4%
228,400	Ford Motor Co.	2,338,816

Banks – 9.3%
446,266	Bank of America Corp.	20,354,192
36,600	Bank of Hawaii Corp.	1,857,450
57,000	Golden West Financial Corp.	3,669,660
157,800	U.S. Bancorp	4,607,760
32,000	UnionBanCal Corp.	2,141,440
289,000	Wachovia Corp.	14,334,400
296,900	Washington Mutual, Inc.	12,080,861

		59,045,763

Biotechnology – 2.7%
236,400	Amgen, Inc.*	14,292,744
17,500	Genentech, Inc.*	1,404,900
24,100	Genzyme Corp.*	1,448,169

		17,145,813

Chemicals – 1.6%
162,600	Monsanto Co.	10,222,662

Commercial Services & Supplies – 1.6%
451,000	Cendant Corp.	10,088,870

Communications Equipment – 1.0%
104,500	Cisco Systems, Inc.*	1,996,995
25,700	Comverse Technology, Inc.*	607,805
24,800	Juniper Networks, Inc.*	624,464
98,400	QUALCOMM, Inc.	3,248,184

		6,477,448

Computers & Peripherals – 2.3%
133,500	Dell, Inc.*	5,274,585
307,200	Hewlett-Packard Co.	7,222,272
155,600	Western Digital Corp.*	2,088,152

		14,585,009

Diversified Financials – 6.4%
34,700	AmeriCredit Corp.*	884,850
25,600	CIT Group, Inc.	1,100,032
84,332	Citigroup, Inc.	3,898,668
481,900	J.P. Morgan Chase & Co.	17,020,708
137,900	Merrill Lynch & Co., Inc.	7,585,879
220,000	Moody’s Corp.	9,891,200

		40,381,337

Diversified Telecommunication – 3.1%
145,000	CenturyTel, Inc.	5,021,350
162,200	Sprint Corp.	4,069,598
306,400	Verizon Communications, Inc.	10,586,120

		19,677,068

Electric Utilities – 3.4%
182,700	Edison International	7,408,485
295,100	PG&E Corp.	11,078,054
37,000	TXU Corp.	3,074,330

		21,560,869

Electrical Equipment – 0.7%
71,400	Energizer Holdings, Inc.*	4,438,938

Food & Drug Retailing – 1.2%
85,400	Albertson’s, Inc.(a)	1,766,072
127,400	SUPERVALU, Inc.	4,154,514
41,900	Walgreen Co.	1,926,981

		7,847,567

Food Products – 2.7%
366,500	Archer-Daniels-Midland Co.	7,835,770
17,600	The Hershey Co.	1,092,960
464,400	Tyson Foods, Inc.	8,266,320

		17,195,050

Healthcare Equipment & Supplies – 0.7%
28,100	Applera Corp. – Applied Biosystems Group	552,727
30,000	Becton, Dickinson and Co.	1,574,100
19,200	Guidant Corp.	1,292,160
21,000	Kinetic Concepts, Inc.*	1,260,000

		4,678,987

Healthcare Providers & Services – 2.4%
54,600	Aetna, Inc.	4,521,972
78,300	AmerisourceBergen Corp.	5,414,445
37,100	Coventry Health Care, Inc.*	2,624,825
40,900	HCA, Inc.	2,317,803

		14,879,045

Hotels, Restaurants & Leisure – 0.2%
28,200	Darden Restaurants, Inc.	930,036

Household Durables – 0.4%
31,200	The Black & Decker Corp.	2,803,320

Household Products – 0.5%
63,900	The Procter & Gamble Co.	3,370,725

Industrial Conglomerates – 5.1%
879,600	General Electric Co.	30,478,140
20,200	Reynolds American, Inc.(a)	1,591,760

		32,069,900

The accompanying notes are an integral part of these financial statements.

4

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Insurance – 5.3%
72,800	Genworth Financial, Inc.	$2,200,744
136,200	Loews Corp.	10,555,500
180,800	MBIA, Inc.	10,723,248
93,300	Prudential Financial, Inc.	6,126,078
41,800	W.R. Berkley Corp.	1,491,424
32,900	XL Capital Ltd.	2,448,418

		33,545,412

Internet Software & Services – 1.8%
35,250	Google, Inc.*	10,368,788
31,600	McAfee, Inc.*	827,288

		11,196,076

IT Consulting & Services – 1.7%
241,700	Computer Sciences Corp.*	10,562,290

Leisure Equipment & Products – 0.5%
55,700	Polaris Industries, Inc.	3,007,800

Marine – 0.2%
21,700	Overseas Shipholding Group, Inc.	1,294,405

Media – 6.5%
25,864	Comcast Corp.*	794,025
239,200	Comcast Corp. Special Class A*	7,164,040
636,200	Liberty Media Corp. Series A*	6,482,878
12,000	Pixar*	600,600
446,800	The Walt Disney Co.	11,250,424
851,100	Time Warner, Inc.*	14,221,881
26,600	Viacom, Inc. Class B	851,732

		41,365,580

Metals & Mining – 1.3%
11,900	Newmont Mining Corp.	464,457
45,100	Nucor Corp.	2,057,462
157,800	United States Steel Corp.	5,423,586

		7,945,505

Multiline Retail – 0.4%
105,300	Dillard’s, Inc.	2,466,126

Oil & Gas – 8.4%
114,600	Anadarko Petroleum Corp.	9,414,390
31,100	Apache Corp.	2,009,060
199,800	Burlington Resources, Inc.	11,036,952
107,776	ConocoPhillips	6,196,042
55,400	EOG Resources, Inc.	3,146,720
195,866	Exxon Mobil Corp.	11,256,419
90,400	Sunoco, Inc.	10,276,672

		53,336,255

Personal Products – 0.4%
55,000	The Gillette Co.	2,784,650

Pharmaceuticals – 8.4%
258,200	Abbott Laboratories	12,654,382
7,700	Allergan, Inc.	656,348
57,500	Bristol Myers Squibb Co.	1,436,350
320,500	Johnson & Johnson	20,832,500
648,105	Pfizer, Inc.	17,874,736

		53,454,316

Real Estate – 0.5%
102,700	Equity Office Properties Trust	3,399,370

Road & Rail – 2.0%
174,900	Burlington Northern Santa Fe Corp.	8,234,292
38,800	CSX Corp.	1,655,208
89,800	Norfolk Southern Corp.	2,780,208

		12,669,708

Semiconductor Equipment & Products – 4.7%
334,900	Advanced Micro Devices, Inc.*	5,807,166
52,400	Freescale Semiconductor, Inc.*	1,100,924
190,808	Freescale Semiconductor, Inc. Class B*	4,041,314
728,900	Intel Corp.	18,995,134

		29,944,538

Software – 2.5%
286,200	Autodesk, Inc.	9,836,694
171,000	Microsoft Corp.	4,247,640
66,300	Symantec Corp.*	1,441,362

		15,525,696

Specialty Retail – 1.2%
223,400	AutoNation, Inc.*	4,584,168
163,956	Circuit City Stores, Inc.	2,834,799

		7,418,967

Textiles & Apparel – 1.6%
300,200	Coach, Inc.*	10,077,714

Tobacco – 2.6%
247,300	Altria Group, Inc.	15,990,418
13,500	UST, Inc.	616,410

		16,606,828

Wireless Telecommunication Services – 0.1%
10,700	United States Cellular Corp.*	534,358

TOTAL COMMON STOCKS
(Cost $585,099,388)		$618,153,756

The accompanying notes are an integral part of these financial statements.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.7%

Joint Repurchase Agreement Account II
$11,000,000	3.41%	07/01/2005	$11,000,000
Maturity Value: $11,001,041
(Cost $11,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $596,099,388)			$629,153,756

Shares	Description	Value
Securities Lending Collateral – 0.5%

2,961,250	Boston Global Investment Trust – Enhanced Portfolio	$2,961,250
(Cost $2,961,250)

TOTAL INVESTMENTS – 99.8%
(Cost $599,060,638)		$632,115,006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2005.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2005, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

S & P 500 Index	198	September 2005	$11,835,450	$(126,876)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $11,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49%, due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

6

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $596,099,388)	$629,153,756
Securities lending collateral, at value	2,961,250
Cash(a)	1,201,532
Receivables:
Fund shares sold	2,155,502
Dividends and interest	848,000
Variation margin	671,195
Securities lending income	794
Other assets	5,320

Total assets	636,997,349

Liabilities:

Payables:
Payable upon return of securities loaned	2,961,250
Amounts owed to affiliates	354,174
Fund shares repurchased	312,737
Accrued expenses	42,549

Total liabilities	3,670,710

Net Assets:

Paid-in capital	637,543,586
Accumulated undistributed net investment income	2,809,710
Accumulated net realized loss on investment and futures related transactions	(39,954,149)
Net unrealized gain on investments and futures	32,927,492

NET ASSETS	$633,326,639

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	52,383,520
Net asset value, offering and redemption price per share	$12.09

(a)	Includes restricted cash of $1,161,150 relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends	$4,621,360
Interest (including securities lending income of $8,507)	169,916

Total income	4,791,276

Expenses:

Management fees	1,891,881
Transfer Agent fees	111,083
Custody and accounting fees	64,625
Printing fees	23,324
Professional fees	23,204
Trustee fees	7,140
Other	9,729

Total expenses	2,183,060

Less — expense reductions	(87,548)

Net Expenses	2,043,438

NET INVESTMENT INCOME	2,747,838

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	5,249,672
Futures transactions	56,606
Net change in unrealized gain (loss) on:
Investments	(20,603,227)
Futures	(165,359)

Net realized and unrealized loss on investment and futures transactions	(15,462,308)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,714,470)

The accompanying notes are an integral part of these financial statements.

8

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2005 (Unaudited)	December 31, 2004
From operations:

Net investment income	$2,747,838	$5,395,406
Net realized gain from investment and futures related transactions	5,306,278	51,876,006
Net change in unrealized gain (loss) on investments and futures	(20,768,586)	5,841,843

Net increase (decrease) in net assets resulting from operations	(12,714,470)	63,113,255

Distributions to shareholders:

From net investment income	—	(5,358,837)

From share transactions:

Proceeds from sales of shares	145,409,444	113,401,573
Reinvestment of dividends and distributions	—	5,358,837
Cost of shares repurchased	(20,505,775)	(38,402,436)

Net increase in net assets resulting from share transactions	124,903,669	80,357,974

TOTAL INCREASE	112,189,199	138,112,392

Net assets:

Beginning of period	521,137,440	383,025,048

End of period	$633,326,639	$521,137,440

Accumulated undistributed net investment income	$2,809,710	$61,872

Summary of share transactions:

Shares sold	12,127,391	9,833,811
Shares issued on reinvestment of dividends and distributions	—	433,562
Shares repurchased	(1,712,528)	(3,365,832)

NET INCREASE	10,414,863	6,901,541

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

			Income (loss) from													Ratios assuming no
			investment operations			Distributions to shareholders										expense reductions

				Net										Ratio of		Ratio of		Ratio of
		Net asset		realized			From		Net asset		Net assets	Ratio of		net investment		total		net investment
		value,	Net	and	Total from	From net	net		value,		at end	net expenses		income		expenses		income		Portfolio
		beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year		of period	income(a)	gain (loss)	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

	For the Six Months ended June 30, (Unaudited)

	2005	$12.42	$0.06	$(0.39)	$(0.33)	$—	$—	$—	$12.09	(2.66)%	$633,327	0.74	%(c)	0.99	%(c)	0.77	%(c)	0.96	%(c)	56%
	For the Years ended December 31,

	2004	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128
	2003	8.49	0.07	2.43	2.50	(0.07)	—	(0.07)	10.92	29.47	383,025	0.85		0.79		0.85		0.79		92
	2002	10.94	0.06	(2.45)	(2.39)	(0.06)	—	(0.06)	8.49	(21.89)	143,439	0.85		0.60		0.86		0.59		84
	2001	12.48	0.05	(1.54)	(1.49)	(0.05)	—	(0.05)	10.94	(11.94)	163,904	0.81		0.48		0.82		0.47		72
	2000	13.98	0.11	(1.46)	(1.35)	(0.08)	(0.07)	(0.15)	12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

10

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs CORE U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly. Effective April 29, 2005, GSAM has reduced the contractual management fee from 0.70% to 0.65% of the Fund’s average daily net assets. Prior to April 29, 2005, GSAM had voluntarily waived a portion of its management fee equal to 0.05% of the Fund’s average daily net assets. For the six months ended June 30, 2005, GSAM has waived Management Fees of approximately $86,800.

12

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

3. AGREEMENTS (continued)
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.65%

Next $1 Billion	0.59%

Over $2 Billion	0.56%

     GSAM has contractually agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. GSAM has agreed to maintain this expense limitation reduction through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2005, GSAM made no reimbursements to the Fund.
     The Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, custody fees were reduced by approximately $700.
     Goldman Sachs also serves as Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2005, amounts owed to affiliates were approximately $333,600 and $20,600 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2005, were $424,466,369 and $304,164,676, respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $7,900 in brokerage commissions from futures transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005, is reported parenthetically on the Statement of Operations. For the six months ended June 30, 2005, BGA earned $1,501 in fees as securities lending agent. At June 30, 2005, the Fund loaned securities having a market value of $2,896,480 collateralized by cash in the amount of $2,961,250. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

5. SECURITIES LENDING (continued)
Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2004, the Fund’s capital loss carryforwards on a tax basis were as follows. Expiration occurs on December 31 of the year indicated.

Capital loss carryforward:*
Expiring 2009	$(14,471,666)
Expiring 2010	(27,610,289)
Expiring 2011	(2,163,043)

Total capital loss carryforward	$(44,244,998)

*	Utilization of these losses may be limited under the Code.

     At June 30, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$600,037,584

Gross unrealized gain	50,135,864
Gross unrealized loss	(18,058,442)

Net unrealized security gain	$32,077,422

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and regulated futures contracts.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust and the GS Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commissions and other payments to brokers that sold shares of the

14

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

8. LEGAL PROCEEDINGS (continued)
Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to GSAM. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisors and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoints in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition,

16

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level. This was a contractual undertaking that expired on June 30, 2005. The Trustees considered the Investment Adviser’s undertaking to continue this expense reimbursement after that date on a voluntary basis until further notice to the Trustees.
     The Board of Trustees also considered the reduction in the contractual fee rate payable under the Management Agreement for the Fund that was approved by the Trustees in June 2004, and the additional reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund: 0.65% on the first $1 billion, 0.59% over $1 billion up to $2 billion and 0.56% over $2 billion. The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000	$973.40	$3.60
Hypothetical 5% return	1,000	1,021.15 +	3.69

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 0.74%.
+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

18

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.

Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

COREsm is a service mark of Goldman, Sachs & Co.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: COREsm U.S. Equity Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITCOREUSSAR

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
CORESM Small Cap Equity Fund

Semiannual Report
June 30, 2005

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE Small Cap Equity Fund during the six-month reporting period that ended June 30, 2005.

Market Review

The S&P 500 Index returned -0.81% over the six-month reporting period ended June 30, 2005. Within the Index, the Materials (-7.9%) and Consumer Discretionary (-6.6%) sectors were the largest detractors in absolute returns, while the heavily weighted Information Technology sector (-5.7%) detracted most (weight times performance) for the period. Value stocks outperformed their growth counterparts by a significant margin for the six-month period, with the Russell 1000 Value Index returning 1.76% versus the Russell 1000 Growth Index return of -1.72%. Large-cap stocks also outperformed small-cap stocks as the Russell 1000 Index and Russell 2000 Index returned 0.11% and -1.25%, respectively. This was largely due to large-cap Information Technology stocks outpacing their smaller counterparts.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments of U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

		% of
Company	Business	Net Assets

Coldwater Creek, Inc.	Internet & Catalog Retail	1.6%
SVB Financial Group	Banks	1.5
Arbitron, Inc.	Commercial Services & Supplies	1.5
LandAmerica Financial Group, Inc.	Insurance	1.5
Sierra Pacific Resources	Electric Utilities	1.5
Longs Drug Stores Corp.	Food & Drug Retailing	1.5
United Therapeutics Corp.	Biotechnology	1.5
American Home Mortgage
Investment Corp.	Real Estate	1.4
Bank of Hawaii Corp.	Banks	1.4
Kindred Healthcare, Inc.	Healthcare Providers & Services	1.4

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of 0.97%. Over the same period, the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) generated a cumulative total return of -1.25%.

The Fund outperformed its benchmark for the period as returns to the CORE investment themes were positive. Momentum was the biggest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Management Impact, Profitability, Earnings Quality, and Valuation also added value, while Analyst Sentiment was only slightly positive for the period.

Among sectors, stock selection was positive overall. The Fund’s holdings in the Industrials and Financials sectors were most successful for the period. Conversely, the Fund’s holdings in the Information Technology sector lagged their peers in the benchmark the most, but did little to offset the gains experienced elsewhere.

In terms of individual stocks, overweight positions in USG Corp., Kindred Healthcare, Inc. and Veritas DGC, Inc. were among the largest contributors to excess returns for the six-month period. On the downside, overweight positions in Cree, Inc., SeaChange International, Inc. and Infocus were among the largest detractors from relative performance for the period.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 18, 2005

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) CORE Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT CORE Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

2

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

SECTOR ALLOCATION AS OF JUNE 30, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include securities lending collateral.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%

Aerospace & Defense – 0.4%
4,800	Kaman Corp.	$86,592
19,600	United Industrial Corp.	700,504

		787,096

Airlines – 0.7%
42,400	Alaska Air Group, Inc.*	1,261,400

Banks – 7.7%
42,100	Bank Mutual Corp.	465,626
52,000	Bank of Hawaii Corp.	2,639,000
6,700	Berkshire Hills Bancorp, Inc.	223,244
9,500	Central Pacific Financial Corp.	338,200
2,600	City National Corp.	186,446
21,000	Corus Bankshares, Inc.	1,165,290
10,000	CVB Financial Corp.	196,800
21,300	First Bancorp.	855,195
4,000	First Citizens Bancshares, Inc.	578,200
3,333	First Financial Bankshares, Inc.	112,789
4,500	FirstFed Financial Corp.*	268,245
14,700	Hancock Holding Co.	505,680
20,600	Hanmi Financial Corp.	344,020
5,100	IBERIABANK Corp.	314,211
39,400	PFF Bancorp, Inc.	1,193,426
14,700	Provident Bankshares Corp.	469,077
19,200	Provident Financial Services, Inc.	337,344
13,570	Republic Capital Trust	203,278
58,800	SVB Financial Group*(a)	2,816,520
5,795	Texas Regional Bancshares, Inc.	176,632
6,510	U.S.B. Holding Co., Inc.	152,334
10,470	UMB Financial Corp.	597,104
1,200	WSFS Financial Corp.	65,652

		14,204,313

Beverages – 0.1%
8,600	The Boston Beer Co., Inc.*	192,984

Biotechnology – 4.7%
26,500	Albany Molecular Research, Inc.*	371,000
134,700	Applera Corp. – Celera Genomics Group*	1,477,659
34,000	Cephalon, Inc.*	1,353,540
45,400	Connetics Corp.*	800,856
4,700	Gen-Probe, Inc.*	170,281
18,400	Kos Pharmaceuticals, Inc.*	1,205,200
15,300	Maxygen, Inc.*	104,958
15,700	Protein Design Labs, Inc.*	317,297
9,800	Serologicals Corp.*	208,250
55,600	United Therapeutics Corp.*	2,679,920

		8,688,961

Building Products – 1.6%
23,450	Griffon Corp.*	520,590
47,600	USG Corp.*(a)	2,023,000
9,200	Watsco, Inc.	391,920

		2,935,510

Chemicals – 0.6%
11,200	H.B. Fuller Co.	381,472
30,300	NewMarket Corp.*	448,137
4,600	The Lubrizol Corp.	193,246

		1,022,855

Commercial Services & Supplies – 6.0%
13,100	Alliance Data Systems Corp.*	531,336
65,200	Arbitron, Inc.	2,797,080
45,000	Century Business Services, Inc.*	182,250
21,500	Coinstar, Inc.*	487,835
27,600	Consolidated Graphics, Inc.*	1,125,252
3,600	CRA International, Inc.*	193,860
19,500	CSG Systems International, Inc.*	370,110
22,900	FTI*	478,610
14,800	Global Payments, Inc.	1,003,440
89,100	Labor Ready, Inc.*	2,076,921
24,700	Pre-Paid Legal Services, Inc.(a)	1,102,855
32,700	Spherion Corp.*	215,820
63,200	TeleTech Holdings, Inc.*	515,080

		11,080,449

Communications Equipment – 1.9%
38,500	Arris Group, Inc.*	335,335
14,900	Audiovox Corp.*	230,950
29,600	Comtech Telecommunications Corp.*	965,848
14,000	DSP Group, Inc.*	334,180
23,200	InterDigital Communications Corp.*	406,000
45,000	Optical Communication Products, Inc.*	85,500
45,800	Powerwave Technologies, Inc.*	468,076
33,500	Symmetricom, Inc.*	347,395
32,300	Tellabs, Inc.*	281,010

		3,454,294

Computers & Peripherals – 1.7%
8,300	Hutchinson Technology, Inc.*	319,633
58,800	Intergraph Corp.*	2,026,248
25,900	Komag, Inc.*	734,783

		3,080,664

Construction & Engineering – 1.1%
5,200	EMCOR Group, Inc.*	254,280
32,800	Washington Group International, Inc.*	1,676,736

		1,931,016

Construction Materials – 0.4%
11,800	Texas Industries, Inc.	663,514

Containers & Packaging – 0.2%
6,000	Greif, Inc.	366,600

Distributors – 1.4%
12,100	Brightpoint, Inc.*	268,499
63,800	Handleman Co.	1,053,338
41,300	WESCO International, Inc.*	1,295,994

		2,617,831

The accompanying notes are an integral part of these financial statements.

4

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Diversified Financials – 2.1%
9,300	AmeriCredit Corp.*	$237,150
6,600	Calamos Asset Management, Inc.	179,784
53,100	CompuCredit Corp.*(a)	1,820,268
10,300	Investment Technology Group, Inc.*	216,506
44,000	World Acceptance Corp.*	1,322,200

		3,775,908

Diversified Telecommunication – 0.6%
27,300	Commonwealth Telephone Enterprises, Inc.	1,144,143

Electric Utilities – 2.1%
14,100	El Paso Electric Co.*	288,345
23,700	NRG Energy, Inc.*	891,120
218,400	Sierra Pacific Resources*(a)	2,719,080

		3,898,545

Electrical Equipment – 0.8%
8,100	A.O. Smith Corp.	216,351
19,600	General Cable Corp.*	290,668
10,100	The Genlyte Group, Inc.*	492,274
6,400	Woodward Governor Co.	537,792

		1,537,085

Electronic Equipment & Instruments – 3.7%
59,600	Anixter International, Inc.*	2,215,332
25,100	Coherent, Inc.*	903,851
53,800	Ingram Micro, Inc.*	842,508
6,400	Itron, Inc.*	285,952
42,700	MTS Systems Corp.	1,433,866
33,400	Teledyne Technologies, Inc.*	1,088,172

		6,769,681

Energy Equipment & Services – 3.7%
16,600	Cal Dive International, Inc.*	869,342
7,200	GulfMark Offshore, Inc.*	196,632
22,400	Helmerich & Payne, Inc.	1,051,008
9,500	Offshore Logistics, Inc.*	311,980
10,200	SEACOR Holdings, Inc.*	655,860
8,000	Unit Corp.*	352,080
32,800	Universal Compression Holdings, Inc.*	1,188,672
77,100	Veritas DGC, Inc.*	2,138,754

		6,764,328

Food & Drug Retailing – 3.9%
62,800	Longs Drug Stores Corp.	2,703,540
47,300	Nash-Finch Co.	1,737,802
207,600	Terra Industries, Inc.*(a)	1,413,756
14,200	The Great Atlantic & Pacific Tea Co., Inc.*	412,652
20,600	The Pantry, Inc.*	797,838

		7,065,588

Food Products – 1.5%
17,500	Chiquita Brands International, Inc.	480,550
3,800	J & J Snack Foods Corp.	198,930
21,400	Pilgrim’s Pride Corp.(a)	730,382
32,900	USANA Health Sciences, Inc.*(a)	1,391,670

		2,801,532

Healthcare Equipment & Supplies – 3.4%
19,900	American Medical Systems Holdings, Inc.*	410,935
73,900	Applera Corp. – Applied Biosystems Group	1,453,613
8,600	ArthroCare Corp.*	300,484
3,200	Bio-Rad Laboratories, Inc.*	189,472
3,600	Biosite, Inc.*	197,964
6,700	Computer Programs and Systems, Inc.	249,709
7,100	Edwards Lifesciences Corp.*	305,442
10,000	Hologic, Inc.*	397,500
80,800	Immucor, Inc.*	2,339,160
5,000	Ventana Medical Systems, Inc.*	201,150
9,300	West Pharmaceutical Services, Inc.	260,865

		6,306,294

Healthcare Providers & Services – 4.4%
56,400	First Horizon Pharmaceutical Corp.*	1,073,856
37,800	Genesis HealthCare Corp.*	1,749,384
65,500	Kindred Healthcare, Inc.*	2,594,455
28,300	Sierra Health Services, Inc.*	2,022,318
87,200	Stewart Enterprises, Inc.	570,288

		8,010,301

Hotels, Restaurants & Leisure – 3.3%
33,100	Choice Hotels International, Inc.	2,174,670
81,600	CKE Restaurants, Inc.	1,135,872
53,500	Dave & Buster’s, Inc.*	986,540
9,600	Jack in the Box, Inc.*	364,032
29,000	Papa John’s International, Inc.*	1,159,130
4,900	Red Robin Gourmet Burgers, Inc.*	303,702

		6,123,946

Household Durables – 1.1%
61,800	American Greetings Corp.	1,637,700
22,600	Kimball International, Inc. Class B	298,320

		1,936,020

Insurance – 3.9%
663	Alleghany Corp.*	196,911
9,900	Argonaut Group, Inc.*	228,591
6,500	FBL Financial Group, Inc.	179,465
46,400	LandAmerica Financial Group, Inc.(a)	2,754,768
1,300	National Western Life Insurance Co.*	252,057
5,700	Safety Insurance Group, Inc.	192,432
60,100	Stewart Information Services Corp.	2,524,200
5,300	The Midland Co.	186,507
9,400	Zenith National Insurance Corp.	637,884

		7,152,815

The accompanying notes are an integral part of these financial statements.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Internet & Catalog Retail – 1.6%
115,050	Coldwater Creek, Inc.*	$2,865,896

Internet Software & Services – 3.0%
8,900	Digital River, Inc.*	282,575
26,800	InfoSpace, Inc.*	882,524
38,600	J2 Global Communications New*(a)	1,329,384
10,500	NETGEAR, Inc.*	195,300
16,900	United Online, Inc.	183,534
10,700	WebEx Communications, Inc.*	282,587
49,100	Websense, Inc.*	2,359,255

		5,515,159

IT Consulting & Services – 0.9%
77,200	Agilysys, Inc.	1,212,040
24,800	Keane, Inc.*	339,760

		1,551,800

Leisure Equipment & Products – 0.8%
7,700	Arctic Cat, Inc.	158,081
25,200	Polaris Industries, Inc.	1,360,800

		1,518,881

Machinery – 3.4%
41,300	Applied Industrial Technologies, Inc.	1,333,577
8,000	CIRCOR International, Inc.	197,360
70,700	EnPro Industries, Inc.*	2,041,109
17,300	Esterline Technologies Corp.*	693,384
11,800	NACCO Industries, Inc.	1,265,196
6,300	Tennant Co.	223,083
15,200	The Greenbrier Cos., Inc.	411,920

		6,165,629

Marine – 0.3%
10,500	Overseas Shipholding Group, Inc.	626,325

Media – 0.7%
14,600	Catalina Marketing Corp.	370,986
14,200	Cumulus Media, Inc.*	167,276
16,800	Hearst-Argyle Television, Inc.	411,600
10,400	Journal Communications, Inc.	174,720
14,000	World Wrestling Entertainment, Inc.	159,880

		1,284,462

Metals & Mining – 3.2%
14,700	Carpenter Technology Corp.	761,460
40,000	Metals USA, Inc.*	760,800
22,700	Quanex Corp.	1,203,327
165,700	Ryerson Tull, Inc.(a)	2,364,539
50,300	USEC, Inc.	736,392

		5,826,518

Multiline Retail – 0.8%
36,600	Big Lots, Inc.*	484,584
42,700	Dillard’s, Inc.	1,000,034

		1,484,618

Office – 0.2%
12,100	PAR Technology Corp.*	387,200

Oil & Gas – 2.3%
10,400	Berry Petroleum Co.	549,952
31,700	Swift Energy Co.*	1,135,494
45,600	The Houston Exploration Co.*	2,419,080
6,300	Vintage Petroleum, Inc.	191,961

		4,296,487

Personal Products – 0.2%
18,600	Mannatech, Inc.(a)	353,772

Pharmaceuticals – 0.1%
17,000	Perrigo Co.	236,980

Real Estate – 7.8%
2,400	Alexandria Real Estate Equities, Inc.	176,280
9,000	American Campus Communities, Inc.	204,120
75,800	American Home Mortgage Investment Corp.	2,649,968
21,800	BioMed Reality Trust, Inc.	519,930
10,800	Brookfield Homes Corp.	492,480
69,200	Commercial Net Lease Realty	1,416,524
41,100	Cousins Properties, Inc.	1,215,738
14,800	Digital Realty Trust, Inc.	257,224
26,600	Entertainment Properties Trust	1,223,600
48,600	HRPT Properties Trust	604,098
5,900	Jones Lang LaSalle, Inc.*	260,957
20,300	La Quinta Corp.*	189,399
12,500	Lexington Corporate Properties Trust	303,875
28,600	National Health Investors, Inc.	802,802
9,400	RAIT Investment Trust	281,530
100,800	Senior Housing Properties Trust	1,906,128
38,400	Spirit Finance Corp.	451,200
43,200	Trammell Crow Co.*	1,047,168
5,300	Universal Health Realty Income Trust	201,983

		14,205,004

Road & Rail – 1.6%
14,800	Covenant Transport, Inc.*	195,360
51,800	Dollar Thrifty Automotive Group, Inc.*	1,967,364
12,800	GATX Corp.	441,600
7,900	Swift Transportation Co., Inc.*	183,991
16,700	U. S. Xpress Enterprises, Inc.*	198,897

		2,987,212

Semiconductor Equipment & Products – 2.2%
152,900	Atmel Corp.*	362,373
5,900	Cabot Microelectronics Corp.*	171,041
46,000	Cree, Inc.*(a)	1,171,620
35,200	Integrated Device Technology, Inc.*	378,400
11,500	Photronics, Inc.*	268,410
36,200	Sigmatel, Inc.*	621,192

The accompanying notes are an integral part of these financial statements.

6

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Semiconductor Equipment & Products – (continued)
72,900	Silicon Image, Inc.*	$747,954
7,000	Varian Semiconductor Equipment Associates*	259,000

		3,979,990

Software – 1.9%
25,900	ANSYS, Inc.*	919,709
63,800	Atari, Inc.*	177,364
48,900	Parametric Technology Corp.*	311,982
12,000	QAD, Inc.	92,400
123,900	SeaChange International, Inc.*	869,778
9,900	SPSS, Inc.*	190,179
31,300	SS&C Technologies, Inc.	991,584

		3,552,996

Specialty Retail – 4.4%
3,000	Building Materials Holding Corp.	207,870
89,600	Circuit City Stores, Inc.	1,549,184
25,000	Goody’s Family Clothing, Inc.	184,375
28,000	Hot Topic, Inc.*	535,360
18,800	Lithia Motors, Inc.	542,380
63,500	Movie Gallery, Inc.(a)	1,678,305
35,100	Stage Stores, Inc.*	1,530,360
4,200	The Buckle, Inc.	186,228
30,300	The Cato Corp.	625,695
10,350	The Men’s Wearhouse, Inc.*	356,350
31,800	United Rentals, Inc.*	642,678

		8,038,785

Textiles & Apparel – 0.3%
13,100	Skechers U.S.A., Inc.*	186,806
31,700	Wellman, Inc.	323,023

		509,829

Wireless Telecommunication Services – 0.2%
26,500	Ubiquitel, Inc.*	216,240
3,700	United States Cellular Corp.*	184,778

		401,018

TOTAL COMMON STOCKS
(Cost $157,716,212)		$181,362,234

Securities Lending Collateral – 11.3%

20,700,150	Boston Global Investment Trust – Enhanced Portfolio
(Cost $20,700,150)		$20,700,150

TOTAL INVESTMENTS – 110.2%
(Cost $178,416,362)		$202,062,384

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2005, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Gain

Russell 1000 Index	30	September 2005	$1,929,300	$9,613

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $157,716,212)	$181,362,234
Securities lending collateral, at value	20,700,150
Cash(a)	2,006,191
Receivables:
Variation margin	106,660
Fund shares sold	106,309
Dividends	103,036
Securities lending income	16,345
Reimbursement from adviser	10,204
Other assets	17,573

Total assets	204,428,702

Liabilities:

Payables:
Payable upon return of securities loaned	20,700,150
Fund shares repurchased	129,397
Amounts owed to affiliates	118,529
Accrued expenses	86,406

Total liabilities	21,034,482

Net Assets:

Paid-in capital	149,625,602
Accumulated undistributed net investment income	415,328
Accumulated net realized gain on investment and futures transactions	9,697,655
Net unrealized gain on investments and futures transactions	23,655,635

NET ASSETS	$183,394,220

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	12,610,569
Net asset value, offering and redemption price per share	$14.54

(a)	Includes restricted cash of $350,000 relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

8

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends(a)	$1,120,092
Interest (including securities lending income of $77,269)	78,231

Total income	1,198,323

Expenses:

Management fees	668,913
Printing fees	71,868
Custody and accounting fees	47,636
Transfer agent fees	35,675
Professional fees	24,688
Trustee fees	7,140
Other	6,632

Total expenses	862,552

Less — expense reductions	(59,857)

Net Expenses	802,695

NET INVESTMENT INCOME	395,628

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	2,454,831
Futures transactions	38,841
Net increase from payment by affiliates to reimburse certain security claims	13,860
Net change in unrealized gain (loss) on:
Investments	(1,607,786)
Futures	7,419

Net realized and unrealized gain on investment and futures transactions	907,165

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,302,793

(a)	Foreign taxes withheld on dividends were $482.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004
From operations:

Net investment income	$395,628	$257,676
Net realized gain from investment and futures transactions	2,493,672	15,481,829
Net increase from payment by affiliates to reimburse certain security claims	13,860	—
Net increase from payment by affiliates to reimburse certain brokerage commissions	—	32,935
Net change in unrealized gain (loss) on investments and futures transactions	(1,600,367)	11,810,368

Net increase in net assets resulting from operations	1,302,793	27,582,808

Distributions to shareholders:

From net investment income	—	(339,002)
From net realized gain	—	(8,690,421)

Total distributions to shareholders	—	(9,029,423)

From share transactions:

Proceeds from sales of shares	6,359,320	8,359,311
Reinvestment of dividends and distributions	—	9,029,423
Cost of shares repurchased	(16,089,196)	(25,886,127)

Net decrease in net assets resulting from share transactions	(9,729,876)	(8,497,393)

TOTAL INCREASE (DECREASE)	(8,427,083)	10,055,992

Net assets:

Beginning of period	191,821,303	181,765,311

End of period	$183,394,220	$191,821,303

Accumulated undistributed net investment income	$415,328	$19,700

Summary of share transactions:

Shares sold	448,679	616,586
Shares issued on reinvestment of dividends and distributions	—	629,223
Shares repurchased	(1,156,177)	(1,920,659)

NET DECREASE	(707,498)	(674,850)

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations			Distributions to shareholders											expense reductions

														Ratio of				Ratio of
			Net								Net	Ratio of		net		Ratio of		net
	Net asset		realized			From	From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	tax	net		value,		at end	expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	return of	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	capital	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months Ended June 30, (Unaudited)

2005	$14.40	$0.03	$0.11	$0.14	$—	$—	$—	$—	$14.54	0.97%	$183,394	0.90	%(c)	0.44	%(c)	0.97	%(c)	0.37	%(c)	61%
For the Years Ended December 31,

2004	12.99	0.02	2.10	2.12	(0.03)	—	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146
2003	9.19	0.04	4.18	4.22	(0.03)	—	(0.39)	(0.42)	12.99	46.00	181,765	1.03		0.40		1.25		0.18		141
2002	10.84	0.03	(1.65)	(1.62)	(0.03)	—	—	(0.03)	9.19	(14.97)	47,005	1.04		0.25		1.29		0.00		128
2001	10.40	0.03	0.44	0.47	(0.02)	(0.01)	—	(0.03)	10.84	4.53	54,365	1.00		0.32		1.22		0.10		105
2000	10.60	0.06	0.09	0.15	(0.04)	—	(0.31)	(0.35)	10.40	1.75	40,561	0.99		0.59		1.55		0.03		91

(a) Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued

12

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND
Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.75%

Over $2 Billion	0.68%

Additionally, effective July 1, 2005, GSAM has voluntarily agreed to waive a portion of its Management Fee equal to 0.02% of the Fund’s average daily net assets.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

3. AGREEMENTS (continued)
     GSAM has contractually agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM has agreed to maintain this expense limitation reduction though June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, there were no custody fee reductions.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2005, the amounts owed to affiliates were approximately $112,500 and $6,000 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2005, were $109,670,459 and $120,427,168, respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $500 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.
     During the six months ended June 30, 2005, GSAM has voluntarily agreed to reimburse the Fund approximately $14,800 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005, is reported parenthetically on the Statement of Operations. A portion of this amount, $24,885, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2005, BGA earned $13,633 in fees as securities lending agent. At June 30, 2005, the Fund loaned securities having a market value of $20,179,295 collateralized by cash in the amount of $20,700,150. At June 30, 2005, the amount payable to Goldman Sachs upon return of securities loaned is $2,313,950. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This

14

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND
Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

6. LINE OF CREDIT FACILITY (continued)
facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of December 31, 2004, the Fund had timing differences of $19,700 related to the recognition of certain REIT dividends for tax purposes.
     At June 30, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$178,587,860

Gross unrealized gain	28,797,440
Gross unrealized loss	(5,322,916)

Net unrealized security gain (loss)	$23,474,524

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and futures contracts.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the GS Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commissions and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to GSAM. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement a breakpoint for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoint in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition,

16

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level. This was a contractual undertaking that expired on June 30, 2005. The Trustees considered the Investment Adviser’s undertaking to continue this expense reimbursement after that date on a voluntary basis until further notice to the Trustees.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of a breakpoint in the Fund’s contractual management fee rate at the following annual percentage of the average daily net assets of the Fund: 0.75% on the first $2 billion and 0.68% over $2 billion. The new breakpoint was implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving the new fee breakpoint, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoint was a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset level.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000	$1,009.70	$4.48
Hypothetical 5% return	1,000	1,020.33 +	4.51

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 0.90%.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

18

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.

Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs Variable Insurance Trust CORESM Small Cap Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

COREsm is a service mark of Goldman, Sachs & Co.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: COREsm Small Cap Equity Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITCORESCSAR

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
Capital Growth Fund

Semiannual Report
June 30, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund during the six-month reporting period that ended June 30, 2005.

Market Review

After positive returns in 2004, major indices in U.S. markets traded in a relatively narrow range as the S&P 500 returned -0.81% over the past six months. Equity styles traded back and forth for dominance, with the Russell 1000 Growth and Russell 1000 Value Indexes returning -1.72% and 1.76%, respectively, over the period. Value also outperformed growth in the mid cap asset class, as the Russell Midcap Growth and Russell Midcap Value Indexes returned 1.70% and 5.51%, respectively. The supply and demand of oil continues to capture the attention of both the headlines and the marketplace as prices reached in excess of $60 per barrel. The Federal Reserve Bank continued its “measured” rate increases, and the U.S. dollar began to appreciate versus the Euro as voters in France and Holland voted against the ratification of the European Union constitution. Leading the markets during the reporting period were commodity-based businesses in the Energy and Utilities sectors.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

		% of
Company	Business	Net Assets

Freddie Mac	Financials	4.3%
Microsoft Corp.	Computer Software	4.2
Dell, Inc.	Computer Hardware	3.5
The McGraw-Hill Cos., Inc.	Commercial Services	3.5
QUALCOMM, Inc.	Semiconductors/Semiconductor Capital Equipment	3.4
PepsiCo, Inc.	Beverages	3.2
Wal-Mart Stores, Inc.	Retailing	3.1
Lowe’s Companies, Inc.	Retailing	3.1
Viacom, Inc.	Movies & Entertainment	2.9
Cisco Systems, Inc.	Networking Telecommunications Equipment	2.9

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of -2.98%. Over the same time period, the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) generated cumulative total return of -1.72%.

As these returns indicate, it was a difficult environment for large-cap growth stocks. During the reporting period, the Fund’s underperformance versus its benchmark was primarily due to stock selection.

The Fund’s holding in QUALCOMM, Inc. lagged the market as the company lowered its outlook for the next two quarters. We believe this stems primarily from excess handset inventories following strong sales last year. QUALCOMM continued to buy back its stock aggressively, as it increased its buyback authorization to $2 billion last quarter. Despite the short-term weakness, we continue to believe in the company’s long-term growth potential. QUALCOMM was the top contributor to the portfolio’s performance in 2004.

Within the Media sector, Viacom, Inc. and Time Warner, Inc. detracted from performance. Although Viacom has announced plans to split the broadcasting business from the more profitable cable networks, its stock still declined. Moreover, we believe the recent disappointment in lower advertising commitments for the broadcasters led to weakness in the stocks of cable network operators such as Viacom.

In contrast, in the Healthcare sector, Caremark Rx, Inc. and Medco Health Solutions, Inc. were up and positively contributed to performance during the reporting period. Caremark benefited from news that a pending investigation by the Justice Department is near settlement. Caremark reported strong results, bolstered by a large contract it recently won as well as a significant increase in mail pharmacy revenues. Due to the company’s strong performance and its significant cash flow generation, Caremark increased its share repurchase program by $500 million.

Crown Castle International Corp.’s and American Tower Corp.’s stocks were up and enhanced results. Crown Castle’s shares appreciated as the company refinanced its balance sheet, turning its high yield debt into lower yielding debt, effectively decreasing its annual interest expense. Because this translates into a $50 million increase in free cash flow for Crown Castle, the market bid the stock up. We added American Tower Corp. to the portfolio during the second quarter. The company is the largest independent owner and operator of wireless telecommunication towers in the U.S. and shares a duopoly with Crown Castle. We believe the nature of the tower industry ensures transparency in revenue and earnings growth because these businesses are able to lock their wireless telephony and broadcast customers into long-term contracts.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 18, 2005

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

SECTOR ALLOCATION AS OF JUNE 30, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 100.0%

Banks – 1.4%
14,956	Citigroup, Inc.	$691,416
47,802	J.P. Morgan Chase & Co.	1,688,367

		2,379,783

Beverages – 3.9%
99,790	PepsiCo, Inc.	5,381,674
28,065	The Coca-Cola Co.	1,171,714

		6,553,388

Biotechnology – 2.1%
59,950	Amgen, Inc.*	3,624,577

Broadcasting & Cable/Satellite TV – 1.9%
14,678	Clear Channel Communications, Inc.	453,991
69,750	Univision Communications, Inc.*	1,921,612
38,900	Westwood One, Inc.	794,727

		3,170,330

Commercial Services – 5.0%
56,290	Moody’s Corp.	2,530,798
132,140	The McGraw-Hill Cos., Inc.	5,847,195

		8,377,993

Computer Hardware – 3.5%
148,435	Dell, Inc.*	5,864,667

Computer Services – 2.0%
86,110	First Data Corp.	3,456,455

Computer Software – 6.2%
57,645	Electronic Arts, Inc.*	3,263,283
287,565	Microsoft Corp.	7,143,115

		10,406,398

Drugs & Medicine – 3.4%
25,740	Eli Lilly & Co.	1,433,975
74,090	Pfizer, Inc.	2,043,402
49,735	Wyeth	2,213,208

		5,690,585

Electrical Equipment – 1.5%
86,520	Tyco International Ltd.	2,526,384

Financials – 12.0%
60,280	Fannie Mae	3,520,352
111,955	Freddie Mac	7,302,825
16,630	Golden West Financial Corp.	1,070,639
166,680	MBNA Corp.	4,360,349
23,235	Merrill Lynch & Co., Inc.	1,278,157
25,345	Morgan Stanley	1,329,852
130,960	The Charles Schwab Corp.	1,477,229

		20,339,403

Foods – 1.7%
40,660	Wm. Wrigley Jr. Co.	2,799,034

Gaming/Lodging – 7.9%
33,090	Carnival Corp.	1,805,060
131,885	Cendant Corp.	2,950,267
45,130	GTECH Holdings Corp.	1,319,601
41,360	Harrah’s Entertainment, Inc.	2,980,815
37,250	Marriott International, Inc.	2,541,195
31,080	Starwood Hotels & Resorts Worldwide, Inc.	1,820,356

		13,417,294

Household/Personal Care – 2.9%
61,520	Avon Products, Inc.	2,328,532
47,860	The Procter & Gamble Co.	2,524,615

		4,853,147

Insurance – 0.7%
34,730	Willis Group Holdings Ltd.	1,136,366

Internet & Online – 2.8%
11,720	Google, Inc.*	3,447,438
34,790	Yahoo!, Inc.*	1,205,474

		4,652,912

Manufacturing – 0.3%
7,935	3M Co.	573,701

Medical Products – 5.2%
11,250	Fisher Scientific International, Inc.*	730,125
60,630	Medtronic, Inc.	3,140,028
18,260	St. Jude Medical, Inc.*	796,319
53,870	Stryker Corp.	2,562,057
20,200	Zimmer Holdings, Inc.*	1,538,634

		8,767,163

Movies & Entertainment – 5.8%
92,700	Liberty Media Corp. Series A*	944,613
235,190	Time Warner, Inc.*	3,930,025
153,888	Viacom, Inc. Class B	4,927,494

		9,802,132

Networking Telecommunications Equipment – 2.9%
254,140	Cisco Systems, Inc.*	4,856,615

Oil & Gas – 2.4%
39,780	Canadian Natural Resources Ltd.	1,447,197
20,692	Exxon Mobil Corp.	1,189,169
29,950	Suncor Energy, Inc.	1,417,234

		4,053,600

Oil Well Services & Equipment – 1.2%
26,660	Schlumberger Ltd.	2,024,560

Pharmacy Benefit Manager – 3.2%
75,895	Caremark Rx, Inc.*	3,378,846
38,690	Medco Health Solutions, Inc.*	2,064,498

		5,443,344

Publishing – 3.3%
9,150	Gannett Co., Inc.	650,840
56,975	Lamar Advertising Co.*	2,436,821
33,370	The E.W. Scripps Co.	1,628,456
21,610	Valassis Communications, Inc.*	800,650

		5,516,767

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Publishing – (continued)
Retailing – 7.6%
89,160	Lowe’s Companies, Inc.	$5,190,895
58,360	PETCO Animal Supplies, Inc.*	1,711,115
14,580	Target Corp.	793,298
107,960	Wal-Mart Stores, Inc.	5,203,672

		12,898,980

Semiconductors/Semiconductor Capital Equipment – 6.3%
52,670	Intel Corp.	1,372,580
98,120	Linear Technology Corp.	3,600,023
173,240	QUALCOMM, Inc.	5,718,652

		10,691,255

Telecommunications – 2.9%
94,120	American Tower Corp.*	1,978,402
77,490	Crown Castle International Corp.*	1,574,597
21,580	Nextel Communications, Inc.*	697,250
25,790	Sprint Corp.	647,071

		4,897,320

TOTAL COMMON STOCKS
(Cost $162,629,104)		$168,774,153

TOTAL INVESTMENTS – 100.0%
(Cost $162,629,104)		$168,774,153

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $162,629,104)	$168,774,153
Cash	119,316
Receivables:
Investment securities sold	207,673
Dividends	91,440
Fund shares sold	27,344
Reimbursement from adviser	1,358
Other assets	5,293

Total assets	169,226,577

Liabilities:

Payables:
Fund shares repurchased	198,715
Amounts owed to affiliates	110,455
Accrued expenses	97,907

Total liabilities	407,077

Net Assets:

Paid-in capital	189,461,104
Accumulated undistributed net investment income	174,944
Accumulated net realized loss on investment transactions	(26,961,617)
Net unrealized gain on investments	6,145,069

NET ASSETS	$168,819,500

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	16,746,312
Net asset value, offering and redemption price per share	$10.08

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends(a)	$932,755
Interest (including securities lending income of $549)	16,186

Total income	948,941

Expenses:

Management fees	645,394
Transfer Agent fees	34,421
Custody and accounting fees	31,856
Printing fees	30,991
Professional fees	23,204
Trustee fees	7,140
Other	6,544

Total expenses	779,550

Less — expense reductions	(5,553)

Net Expenses	773,997

NET INVESTMENT INCOME	174,944

Realized and unrealized gain (loss) on investment transactions:

Net realized gain on investment transactions (including commissions recaptured of $7,738)	3,170,196
Net increase from payment by affiliates to reimburse certain security claims	2,404
Net change in unrealized loss on investments	(9,179,645)

Net realized and unrealized loss on investment transactions	(6,007,045)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,832,101)

(a)	Foreign taxes withheld on dividends were $667.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2005 (Unaudited)	December 31, 2004
From operations:

Net investment income	$174,944	$1,224,380
Net realized gain from investment transactions	3,170,196	1,083,044
Net increase from payment by affiliates to reimburse certain security claims	2,404	—
Net increase from payment by affiliates to reimburse certain brokerage commissions	—	665
Net change in unrealized gain (loss) on investments	(9,179,645)	13,497,200

Net increase (decrease) in net assets resulting from operations	(5,832,101)	15,805,289

Distributions to shareholders:

From net investment income	—	(1,269,081)

From share transactions:

Proceeds from sales of shares	7,498,198	16,794,368
Reinvestment of dividends and distributions	—	1,269,081
Cost of shares repurchased	(19,534,302)	(25,605,992)

Net decrease in net assets resulting from share transactions	(12,036,104)	(7,542,543)

TOTAL INCREASE (DECREASE)	(17,868,205)	6,993,665

Net assets:

Beginning of period	186,687,705	179,694,040

End of period	$168,819,500	$186,687,705

Accumulated undistributed net investment income	$174,944	$—

Summary of share transactions:

Shares sold	748,907	1,723,683
Shares issued on reinvestment of dividends and distributions	—	122,973
Shares repurchased	(1,964,988)	(2,631,519)

NET DECREASE	(1,216,081)	(784,863)

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions

			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		at end	net expenses		income		expenses		income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months Ended June 30, (Unaudited)

2005	$10.39	$0.01	$(0.32)	$(0.31)	$—	$—	$—	$10.08	(2.98)%	$168,820	0.90	% (c)	0.20	% (c)	0.91	%(c)	0.19	% (c)	17%
For the Years ended December 31,

2004	9.59	0.07	0.80	0.87	(0.07)	—	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45
2003	7.77	0.03	1.81	1.84	(0.02)	—	(0.02)	9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16
2002	10.28	0.01	(2.50)	(2.49)	(0.02)	—	(0.02)	7.77	(24.33)	18,052	1.10		0.16		1.77		(0.51)		24
2001	12.09	0.02	(1.78)	(1.76)	(0.02)	(0.03)	(0.05)	10.28	(14.46)	16,266	1.00		0.15		1.69		(0.54)		39
2000	14.01	0.01	(1.16)	(1.15)	(0.01)	(0.76)	(0.77)	12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other that those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates, if any, are made directly to the Fund as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     GSAM has contractually agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM has agreed to maintain this expense limitation reduction through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2005, GSAM reimbursed approximately $5,100 to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, custody fees were reduced by approximately $500.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2005, amounts owed to affiliates were approximately $104,900 and $5,600 for Management and Transfer Agent fees, respectively.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2005, were $30,138,238 and $39,553,700 respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $2,400 of brokerage commissions from portfolio transactions executed on behalf of the Fund.
     During the six months ended June 30, 2005, GSAM has voluntarily reimbursed the Fund approximately $2,500 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005 is reported parenthetically on the Statement of Operations. For the six months ended June 30, 2005, BGA earned $97 in fees as securities lending agent. At June 30, 2005, the Fund did not have any securities on loan. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2004, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows. Expiration occurs on December 31 of the year indicated.

Capital loss carryforward:*
Expiring 2008	$(7,813,202)
Expiring 2009	(13,983,325)
Expiring 2010	(6,239,358)
Expiring 2011	(1,064,803)

Total capital loss carryforward	$(29,100,688)

Timing differences (post-October losses)	$(525,543)

*	Utilization of these losses may be limited under the Code.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)

     At June 30, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$163,137,090

Gross unrealized gain	18,722,610
Gross unrealized loss	(13,085,547)

Net unrealized security gain	$5,637,063

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust and the GS Trust. Certain investment portfolios of the trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoints in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition,

15

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level. This was a contractual undertaking that expired on June 30, 2005. The Trustees considered the Investment Adviser’s undertaking to continue this expense reimbursement after that date on a voluntary basis until further notice to the Trustees.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund: 0.75% on the first $1 billion, 0.68% over $1 billion up to $2 billion and 0.65% over $2 billion. The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000	$970.20	$4.39
Hypothetical 5% return	1,000	1,020.33 +	4.51

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 0.90%.
+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

17

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.

Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITCGSAR

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
Mid Cap Value Fund

Semiannual Report
June 30, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund during the six-month reporting period that ended June 30, 2005.

Market Review

The U.S. equity markets finished the reporting period with relatively flat returns despite reaching both highs and lows of the year. Overall, during the reporting period, the equity market, as measured by the S&P 500 Index, returned -0.81%. Throughout the period, investor sentiment related to interest rates and commodity prices drove the market’s direction. After bottoming in April and then surging in May, the markets weakened in June as oil prices exceeded $60 a barrel. Despite low interest rates and an improved outlook for economic growth, investor confidence was shaken by continued troubles in the U.S. auto industry.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

		% of
Company	Business	Net Assets

EOG Resources, Inc.	Energy Resources	3.5%
PPL Corp.	Electrical Utilities	2.7
Lennar Corp.	Construction	2.5
AGL Resources, Inc.	Gas Utilities	2.3
Federated Department Stores, Inc.	Retail Apparel	2.1
iStar Financial, Inc.	REITs	2.1
Entergy Corp.	Electrical Utilities	2.0
PG&E Corp.	Electrical Utilities	1.9
M&T Bank Corp.	Regional Banks	1.9
Zions Bancorp	Regional Banks	1.9

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of 6.22%. Over the same time period, the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested) generated a cumulative total return of 5.51%.

Stock selection was strongest in the Healthcare, Financial, and Industrial sectors, while investments in Utilities, Services, and REITs generated more modest gains.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Top contributors to performance included Abercrombie and Fitch Co. in Consumer Cyclicals, Activision Inc. in Technology, and Williams Companies in Energy. Abercrombie & Fitch benefited from changes in its merchandising strategies earlier in the year, which we believe enabled it to compete with department store labels more effectively while increasing same store sales. We subsequently eliminated Abercrombie and Fitch from the portfolio as it reached our price target. Activision, a video game maker/marketer, increased its earnings guidance for 2005 and reported better than expected holiday sales. We believe the company remains attractively valued and is a consistent free cash flow generator. Williams Companies, the one-time troubled natural gas firm, announced further progress in its debt reduction efforts and increased its dividend for the first time in two years. The dividend increase and its magnitude, from one cent to five cents, signaled to investors the near completion of its multi-year restructuring program.

One of the Fund’s largest detractors from performance was Ditech Communications Corp. The telecom equipment supplier reported earnings that fell short of high revenue expectations due to an order disruption in Asia and weak demand in North America. The company’s management, which we consider to be conservative, also guided revenue forecasts to more achievable levels. We added to the Fund’s position in the fourth quarter of 2004, as we believe it is operating at margins well below historical peak levels and trades at a discount versus its peers.

As in the past, we thank you for your continued confidence.

Goldman Sachs Value Portfolio Management Team

July 18, 2005

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

SECTOR ALLOCATION AS OF JUNE 30, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%

Biotechnology – 1.4%
586,922	MedImmune, Inc.*	$15,682,556

Brokers – 1.4%
158,013	The Bear Stearns Companies, Inc.	16,423,871

Chemicals – 3.1%
612,386	Agrium, Inc.	12,008,889
117,741	Carlisle Cos., Inc.	8,080,565
342,440	Rohm & Haas Co.	15,868,670

		35,958,124

Computer Hardware – 4.5%
235,840	Amphenol Corp.	9,473,693
222,300	Avocent Corp.*	5,810,922
209,416	CDW Corp.	11,955,559
241,813	Ditech Communications Corp.*	1,569,366
20,992	Ingram Micro, Inc.*	328,735
383,690	Tech Data Corp.*	14,046,891
332,496	Xerox Corp.*	4,585,120
109,869	Zebra Technologies Corp.*	4,811,164

		52,581,450

Computer Software – 1.2%
841,240	Activision, Inc.*	13,897,285

Construction – 2.5%
450,254	Lennar Corp.(a)	28,568,616

Consumer Durables – 2.1%
194,486	Mohawk Industries, Inc.*	16,045,095
187,136	The Stanley Works	8,522,173

		24,567,268

Defense/Aerospace – 2.3%
165,825	Alliant Techsystems, Inc.*	11,707,245
314,985	Rockwell Collins, Inc.(a)	15,018,485

		26,725,730

Diversified Energy – 2.4%
926,776	The Williams Companies, Inc.	17,608,744
291,387	Western Gas Resources, Inc.	10,169,406

		27,778,150

Drugs – 1.6%
237,729	Charles River Laboratories International, Inc.*	11,470,424
314,584	IVAX Corp.*	6,763,556

		18,233,980

Electrical Utilities – 11.0%
142,049	Cinergy Corp.	6,366,636
162,152	CMS Energy Corp.*	2,442,009
286,361	Edison International	11,611,939
304,949	Entergy Corp.	23,038,897
275,997	FirstEnergy Corp.	13,278,216
585,008	PG&E Corp.	21,961,200
27,619	Pinnacle West Capital Corp.	1,227,665
161,721	PNM Resources, Inc.	4,659,182
532,855	PPL Corp.	31,640,930
40,914	Public Service Enterprise Group, Inc.	2,488,389
221,481	Wisconsin Energy Corp.	8,637,759

		127,352,822

Energy Resources – 6.0%
715,621	EOG Resources, Inc.(a)	40,647,273
194,832	Noble Energy, Inc.	14,739,041
514,297	Range Resources Corp.	13,834,589

		69,220,903

Environmental & Other Services – 1.1%
353,457	Republic Services, Inc.	12,727,987

Food & Beverage – 2.3%
473,014	Archer-Daniels-Midland Co.	10,113,039
420,088	Smithfield Foods, Inc.*	11,455,800
179,827	The Pepsi Bottling Group, Inc.	5,144,850

		26,713,689

Gas Utilities – 2.5%
675,432	AGL Resources, Inc.	26,105,447
74,792	Energen Corp.	2,621,459

		28,726,906

Health Insurance – 1.9%
568,258	Health Net, Inc.*	21,684,725

Home Products – 2.6%
646,863	Newell Rubbermaid, Inc.	15,421,214
254,890	The Clorox Co.	14,202,471

		29,623,685

Hotel & Leisure – 2.6%
586,872	Callaway Golf Co.	9,055,435
149,293	Harrah’s Entertainment, Inc.	10,759,547
447,465	Hilton Hotels Corp.	10,672,040

		30,487,022

Information Services – 0.8%
1,307,881	BearingPoint, Inc.*(a)	9,586,768

Life Insurance – 1.2%
257,036	Torchmark Corp.(a)	13,417,279

Media – 1.3%
349,628	Lamar Advertising Co.*	14,953,590

Medical Providers – 0.6%
698,321	WebMD Corp.*	7,171,757

Motor Vehicle – 1.3%
197,335	Autoliv, Inc.	8,643,273
184,616	Lear Corp.	6,716,330

		15,359,603

Oil Refining – 0.6%
254,173	Frontier Oil Corp.	7,459,977

The accompanying notes are an integral part of these financial statements.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Oil Services – 1.0%
220,927	BJ Services Co.	$11,594,249

Paper & Packaging – 1.0%
527,880	Packaging Corp. of America	11,111,874

Parts & Equipment – 2.5%
374,224	American Standard Companies, Inc.	15,687,470
203,283	Cooper Industries, Ltd.	12,989,784

		28,677,254

Property Insurance – 7.2%
246,059	AMBAC Financial Group, Inc.	17,165,076
196,131	Everest Re Group, Ltd.	18,240,183
233,564	PartnerRe Ltd.	15,046,193
299,909	RenaissanceRe Holdings Ltd.	14,767,519
207,493	The PMI Group, Inc.(a)	8,088,077
307,164	Willis Group Holdings Ltd.	10,050,406

		83,357,454

Publishing – 1.4%
442,038	Dow Jones & Co., Inc.	15,670,247

Regional Banks – 6.6%
148,111	Commerce Bancshares, Inc.	7,466,275
558,133	FirstMerit Corp.	14,572,852
326,231	KeyCorp	10,814,558
208,311	M&T Bank Corp.	21,905,985
297,264	Zions Bancorp.	21,857,822

		76,617,492

REITs – 7.6%
410,898	Apartment Investment & Management Co.	16,813,946
317,867	Developers Diversified Realty Corp.	14,609,167
125,621	Equity Residential	4,625,365
27,720	Healthcare Realty Trust, Inc.	1,070,269
592,660	iStar Financial, Inc.(a)	24,648,730
440,349	Plum Creek Timber Co., Inc.	15,984,669
283,161	Prentiss Properties Trust	10,318,387

		88,070,533

Retail Apparel – 5.3%
336,840	Federated Department Stores, Inc.	24,683,635
374,544	J. C. Penney Co., Inc.	19,693,524
288,649	Ross Stores, Inc.	8,344,843
263,890	The Talbots, Inc.	8,568,508

		61,290,510

Semiconductors – 1.0%
210,500	Freescale Semiconductor, Inc.*	4,422,605
221,462	Tessera Technologies, Inc.*	7,399,045

		11,821,650

Specialty Financials – 2.4%
301,715	American Capital Strategies Ltd.(a)	10,894,929
391,126	CIT Group, Inc.	16,806,684

		27,701,613

Tobacco – 0.8%
115,207	Reynolds American, Inc.(a)	9,078,312

Transports – 1.5%
106,833	Landstar System, Inc.*	3,217,810
214,894	Teekay Shipping Corp.(a)	9,433,846
101,652	Yellow Roadway Corp.*(a)	5,163,922

		17,815,578

Trust/ Processors – 1.0%
259,888	Northern Trust Corp.	11,848,294

TOTAL COMMON STOCKS
(Cost $971,772,507)		$1,129,558,803

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 4.0%

Joint Repurchase Agreement Account II
$46,200,000	3.41%	07/01/2005	$46,200,000
Maturity Value $46,204,372
(Cost $46,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,017,972,507)			$1,175,758,803

Shares	Description	Value
Securities Lending Collateral – 6.8%

78,315,675	Boston Global Investment Trust – Enhanced Portfolio	$78,315,675
(Cost $78,315,675)

TOTAL INVESTMENTS – 108.4%
(Cost $1,096,288,182)		$1,254,074,478

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2005.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $46,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49% due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $1,017,972,507)	$1,175,758,803
Securities lending collateral, at value	78,315,675
Cash	44,318
Receivables:
Investment securities sold	15,253,809
Fund shares sold	2,691,866
Dividends and interest	1,660,613
Securities lending income	10,642
Other assets	22,327

Total assets	1,273,758,053

Liabilities:

Payables:
Payable upon return of securities loaned	78,315,675
Investment securities purchased	37,081,934
Amounts owed to affiliates	778,581
Fund shares repurchased	132,363
Accrued expenses	132,147

Total liabilities	116,440,700

Net Assets:

Paid-in capital	903,651,266
Accumulated undistributed net investment income	5,264,063
Accumulated net realized gain on investment transactions	90,615,728
Net unrealized gain on investments	157,786,296

NET ASSETS	$1,157,317,353

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	71,326,628
Net asset value, offering and redemption price per share	$16.23

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends(a)	$9,021,238
Interest (including securities lending income of $27,111)	516,406

Total income	9,537,644

Expenses:

Management fees	4,011,517
Transfer Agent fees	200,576
Custody and accounting fees	86,940
Printing fees	54,961
Professional fees	24,688
Trustee fees	7,140
Other	13,770

Total expenses	4,399,592

Less — expense reductions	(2,023)

Net Expenses	4,397,569

NET INVESTMENT INCOME	5,140,075

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $64,265)	74,149,307
Net increase from payment by affiliates to reimburse certain security claims	8,377
Net change in unrealized loss on investments	(13,933,301)

Net realized and unrealized gain on investment transactions	60,224,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,364,458

(a)	Foreign taxes withheld on dividends were $5,052.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2005 (Unaudited)	December 31, 2004
From operations:

Net investment income	$5,140,075	$4,663,695
Net realized gain from investment transactions	74,149,307	96,038,101
Net increase from payment by affiliates to reimburse certain security claims	8,377	—
Net increase from payment by affiliates to reimburse certain brokerage commissions	—	4,488
Net change in unrealized gain (loss) on investments	(13,933,301)	71,810,943

Net increase in net assets resulting from operations	65,364,458	172,517,227

Distributions to shareholders:

From net investment income	—	(4,829,536)
From net realized gain	—	(77,536,102)

Total distributions to shareholders	—	(82,365,638)

From share transactions:

Proceeds from sales of shares	219,001,325	221,280,141
Reinvestment of dividends and distributions	—	82,365,638
Cost of shares repurchased	(44,199,732)	(54,569,105)

Net increase in net assets resulting from share transactions	174,801,593	249,076,674

TOTAL INCREASE	240,166,051	339,228,263

Net assets:

Beginning of period	917,151,302	577,923,039

End of period	$1,157,317,353	$917,151,302

Accumulated undistributed net investment income	$5,264,063	$123,988

Summary of share transactions:

Shares sold	14,155,825	15,134,517
Shares issued on reinvestment of dividends and distributions	—	5,458,182
Shares repurchased	(2,834,458)	(3,828,587)

NET INCREASE	11,321,367	16,764,112

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions

			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		at end	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months Ended June 30, (Unaudited)

2005	$15.28	$0.08	$0.87	$0.95	$—	$—	$—	$16.23	6.22%	$1,157,317	0.88	% (c)	1.03	% (c)	0.88	%(c)	1.03	% (c)	30%
For the Years ended December 31,

2004	13.37	0.10	3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72
2003	10.61	0.12	2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91		1.02		0.91		1.02		64
2002	11.29	0.14	(0.67)	(0.53)	(0.12)	(0.03)	(0.15)	10.61	(4.69)	357,537	0.91		1.20		0.91		1.20		95
2001	10.67	0.14	1.14	1.28	(0.11)	(0.55)	(0.66)	11.29	12.05	243,521	0.93		1.27		0.94		1.26		82
2000	8.42	0.15	2.45	2.60	(0.08)	(0.27)	(0.35)	10.67	31.07	101,657	1.04		1.60		1.22		1.42		101

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for the periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates, if any, are made directly to the Fund as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, at an annual rate equal to 0.80% of the average daily net assets of the Fund.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.80%

Over $2 Billion	0.72%

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.25% of the average daily net assets of the Fund. GSAM may waive or modify the expense limitation for the Fund, at its discretion, at any time. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2005, GSAM made no reimbursements to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, custody fees were reduced by approximately $2,000.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the Distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2005, the amounts owed to affiliates were approximately $742,000 and $37,000 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2005, were $476,018,256 and $297,866,258, respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $21,600 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.
     During the six months ended June 30, 2005, GSAM has voluntarily reimbursed the Fund approximately $8,900 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005, is reported parenthetically on the Statement of Operations. For the six months ended June 30, 2005, BGA earned $4,784 in fees as securities lending agent. At June 30, 2005, the Fund loaned securities having a market value of $77,070,664 collateralized by cash in the amount of $78,315,675. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2004, the Fund had certain timing differences on a tax basis of $123,988 related to the recognition of certain REIT dividends for tax purposes.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)
     At June 30, 2005, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

Tax cost	$1,096,878,376

Gross unrealized gain	168,297,640
Gross unrealized loss	(11,101,538)

Net unrealized security gain	$157,196,102

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust and the GS Trust. Certain investment portfolios of the trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement a breakpoint for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoint in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition,

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of a breakpoint in the Fund’s contractual management fee rate at the following annual percentage of the average daily net assets of the Fund: 0.80% on the first $2 billion and 0.72% over $2 billion. The new breakpoint was implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving the new fee breakpoint, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoint was a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset level.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000	$1,062.20	$4.48
Hypothetical 5% return	1,000	1,020.45 +	4.39

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 0.88%.
+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

17

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.

Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITMIDCAPSAR

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005
International Equity Fund

Semiannual Report
June 30, 2005

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – International Equity Fund during the six-month reporting period that ended June 30, 2005.

Market Overview

Although most international equity markets made modest gains in local currency terms, many declined in dollar terms over the reporting period. After a three-year decline, the U.S. dollar, which seemed to have bottomed out at the end of 2004, became resurgent again. The equity markets in the Pacific Rim have generated mixed returns thus far in 2005. After a fairly strong first quarter, the Japanese market declined as it was hurt by continued deflation, its dependence on oil imports, and political tensions with China, who is now Japan’s largest trading partner. Elsewhere, western European stock returns were hurt by the weakening Euro. The recent rejection of the European Union constitution by France and the Netherlands did little to boost short-term confidence in the currency.

During the reporting period, the Energy sector generated significant returns. However, rising oil prices, which reached $60 a barrel, is one of the greatest risks facing the international equity markets. In contrast, the Telecommunication Services sector has suffered on the back of concerns over competition in traditional fixed line networks and increasing competition in the mobile industry.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2005*

			% of Net
Company	Country	Business	Assets

Vodafone Group PLC	United Kingdom	Telecommunication Services	4.4%
Total Fina Elf SA Class B	France	Energy	3.9
Nestle SA	Switzerland	Food, Beverage & Tobacco	3.6
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals & Biotechnology	3.5
E.ON AG	Germany	Utilities	3.2
LVMH Moet Hennessy Louis Vuitton SA	France	Consumer Durables & Apparel	2.9
Novartis AG	Switzerland	Pharmaceuticals & Biotechnology	2.7
Svenska Cellulosa AB (SCA) Series B	Sweden	Materials	2.7
Esprit Holdings Ltd.	Hong Kong	Retailing	2.6
Banco Bilbao Vizcaya Argentaria SA	Spain	Banks	2.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Review

Over the six-month period that ended June 30, 2005, the Fund generated a cumulative total return of –2.63%. Over the same time period, the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (unhedged with dividends reinvested), generated a cumulative total return of –0.85%.

During the reporting period, three sectors of the market produced strong returns: Energy, Healthcare, and Utilities. We entered the reporting period with a significant underweight in Energy and, although we closed that underweight quite meaningfully, it was not enough for the portfolio to keep up with the market. Similarly, the Fund was hurt by an underweight in Utilities, as they performed well due to falling bond yields and investors’ search for yield. The Fund also experienced poor performance in the Healthcare sector, as we did not participate in the rebound that occurred after a difficult period in 2004.

On the stock specific level, Royal Dutch Petroleum, based in the Netherlands and the majority shareholder in the Royal Dutch/ Shell Group (the world’s third largest integrated oil company), hurt performance as the Fund did not own this company. Its shares performed well as supply and demand factors drove commodity prices higher. Elsewhere, Credit Agricole, a French retail bank and life insurer, hurt performance. The company announced disappointing fourth quarter 2004 results at the start of this year. Following the company’s merger with Credit Lyonnais, its expenses in the corporate and investment banking division were higher than the market expected as a result of the acceleration of the merger process within this division. Bonuses paid to retain employees and fees spent on recruitment to replace employees that have left also increased costs. We remain confident in Credit Agricole’s management and maintain the Fund’s overweight position.

On the positive side, Hong Kong clothing manufacturer Esprit contributed to performance. The company released outstanding results in February for the first half of its financial year, driven by rising sales of apparel and accessories in Europe and Asia. However, the company gave back some of its gain in May as it felt the impact of the weak Euro. Esprit derives a substantial part of its revenues from Euroland. Another Fund holding that enhanced results was Deutsche Boerse, the provider of stock exchange services in Germany. During the reporting period, it withdrew its offer for the London Stock Exchange (LSE) and announced the return of cash to shareholders. Boerse investors had previously been worried that the company might overpay for its proposed acquisition.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

July 18, 2005

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments

June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 100.3%

Australia – 1.4%
324,543	Alumina Ltd. (Materials)	$1,370,232

France – 18.6%
37,865	Cap Gemini SA* (Software & Services)	1,198,080
91,003	Credit Agricole SA(a) (Banks)	2,299,201
37,063	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	2,853,332
63,424	PagesJaunes SA(a) (Media)	1,481,457
41,605	PSA Peugeot Citroen* (Automobiles & Components)	2,453,514
28,929	Schneider Electric SA(a) (Capital Goods)	2,175,404
16,343	Total Fina Elf SA Class B(a) (Energy)	3,824,192
21,930	Vinci SA(a) (Capital Goods)	1,822,462

		18,107,642

Germany – 6.3%
34,565	E.ON AG* (Utilities)	3,068,440
61,998	Premiere AG* (Media)	2,145,768
15,439	Schering AG (Pharmaceuticals & Biotechnology)	948,590

		6,162,798

Hong Kong – 7.4%
270,320	Dah Sing Banking Group Ltd. (Banks)	501,409
137,313	Dah Sing Financial Group (Banks)	916,994
352,000	Esprit Holdings Ltd. (Retailing)	2,538,278
562,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	1,412,836
274,000	Wing Hang Bank Ltd. (Banks)	1,776,417

		7,145,934

Hungary – 1.1%
15,400	OTP Bank Rt. GDR (Banks)	1,036,420

Italy – 2.0%
429,158	Banca Intesa SpA* (Banks)	1,959,175

Japan – 11.3%
55,300	Credit Saison Co. Ltd. (Diversified Financials)	1,830,362
125	Millea Holdings, Inc. (Insurance)	1,676,395
199,000	Mitsui Fudosan Co. Ltd. (Real Estate)	2,219,327
347	NTT Urban Development Corp. (Real Estate)	1,417,144
4,600	OBIC Co. Ltd. (Software & Services)	778,782
77,000	RICOH Co. Ltd. (Technology Hardware & Equipment)	1,198,788
49,700	Shin-Etsu Chemical Co. Ltd. (Materials)	1,880,458

		11,001,256

Netherlands – 3.0%
49,762	ING Groep NV* (Diversified Financials)	1,398,671
54,662	VNU NV* (Media)	1,521,493

		2,920,164

Norway – 1.8%
219,446	Telenor ASA (Telecommunication Services)	1,745,027

Russia – 3.0%
43,600	LUKOIL ADR (Energy)	1,604,916
38,300	Mobile Telesystems ADR (Telecommunication Services)	1,288,795

		2,893,711

South Korea – 4.3%
24,734	Hyundai Motor Co. GDR(a)(b) (Automobiles & Components)	695,026
46,054	Hyundai Motor Co. Ltd. GDR(b) (Automobiles & Components)	1,303,328

5,000	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	1,196,250
5,900	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	961,700

		4,156,304

Spain – 2.6%
164,415	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,526,198

Sweden – 7.1%
403,898	Skandia Forsakrings AB (Insurance)	2,216,987
81,268	Svenska Cellulosa AB (SCA) Series B (Materials)	2,600,792
655,445	Telefonaktiebolaget LM Ericsson (Technology Hardware & Equipment)	2,091,194

		6,908,973

Switzerland – 8.1%
44,054	Credit Suisse Group* (Diversified Financials)	1,726,812
13,835	Nestle SA (Food Beverage & Tobacco)	3,534,327
55,169	Novartis AG (Pharmaceuticals & Biotechnology)	2,619,239

		7,880,378

Taiwan – 1.7%
164,063	Hon Hai Precision Industry Co. Ltd. GDR (Technology Hardware & Equipment)	1,698,052

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Taiwan – (continued)
United Kingdom – 20.6%
113,600	BP PLC (Energy)	$1,181,406
33,548	Carnival PLC (Consumer Services)	1,902,148
139,837	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	3,378,957
225,906	Prudential PLC (Insurance)	2,001,818
226,821	Rolls-Royce Group PLC* (Capital Goods)	1,163,687
41,960	Royal Bank of Scotland Group PLC (Banks)	1,263,369
140,580	Shire Pharmaceuticals Group PLC (Pharmaceuticals & Biotechnology)	1,535,050
1,776,789	Vodafone Group PLC (Telecommunication Services)	4,319,840
361,099	W.M. Supermarkets PLC (Food & Staples Retailing)	1,199,225
205,736	WPP Group PLC (Media)	2,107,330

		20,052,830

TOTAL COMMON STOCKS
(Cost $86,784,662)		$97,565,094

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.4%

State Street Bank & Trust Euro – Time Deposit
$2,286,000	3.19%	07/01/2005	$2,286,000
(Cost $2,286,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $89,070,662)			$99,851,094

Shares	Description	Value
Securities Lending Collateral – 5.9%

5,760,283	Boston Global Investment Trust – Enhanced Portfolio	$5,760,283
(Cost $5,760,283)

TOTAL INVESTMENTS – 108.6%
(Cost $94,830,945)		$105,611,377

As a % of
Net Assets
Investments Industry Classifications(c)

Automobiles & Components	4.6%
Banks	12.6
Capital Goods	5.3
Consumer Durables & Apparel	4.4
Consumer Services	2.0
Diversified Financials	5.1
Energy	6.8
Food & Staples Retailing	1.2
Food Beverage & Tobacco	3.6
Insurance	6.1
Materials	6.0
Media	7.5
Pharmaceuticals & Biotechnology	8.7
Real Estate	3.7
Retailing	2.6
Semiconductors & Semiconductor Equipment	2.2
Short Term Investments(d)	8.3
Software & Services	2.0
Technology Hardware & Equipment	5.1
Telecommunication Services	7.6
Utilities	3.2

TOTAL INVESTMENTS	108.6%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,156,304, which represents approximately 4.3% of net assets as of June 30, 2005.

(c)	Industry concentrations greater than one-tenth of one percent are disclosed.

(d)	Short-term investments include securities lending collateral.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At June 30, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on	Current
Purchase Contracts	Date	Settlement Date	Value	Gain	Loss

Australian Dollar	08/18/2005	$3,831,763	$3,752,331	$—	$79,432
	09/21/2005	1,283,015	1,284,613	1,598	—
	09/21/2005	1,232,000	1,220,981	—	11,019
British Pounds	07/20/2005	4,996,909	4,881,752	—	115,157
	09/21/2005	1,224,000	1,202,054	—	21,946
Canadian Dollar	09/21/2005	1,226,000	1,255,414	29,414	—
Danish Krone	09/22/2005	741,531	741,800	269	—
Euro	07/29/2005	1,832,842	1,834,632	1,790	—
	09/21/2005	607,000	608,890	1,890	—
	09/21/2005	1,225,000	1,214,431	—	10,569
Japanese Yen	07/27/2005	10,232,187	10,072,326	—	159,861
	09/21/2005	615,000	599,280	—	15,720
New Zealand Dollar	08/10/2005	248,139	241,864	—	6,275
Norwegian Krone	09/21/2005	3,064,118	3,010,374	—	53,744
Singapore Dollar	08/22/2005	882,503	877,036	—	5,467
Swedish Krona	09/21/2005	1,133,832	1,057,693	—	76,139
Swiss Franc	09/21/2005	615,000	598,639	—	16,361

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$34,990,839	$34,454,110	$34,961	$571,690

				Unrealized
Open Forward Foreign Currency	Expiration	Value on	Current
Sale Contracts	Date	Settlement Date	Value	Gain	Loss

Australian Dollar	09/21/2005	$618,000	$608,168	$9,832	$—
	09/21/2005	615,000	626,624	—	11,624
British Pounds	07/20/2005	793,605	782,489	11,116	—
	09/21/2005	1,235,825	1,219,324	16,501	—
Canadian Dollar	09/21/2005	2,533,365	2,607,672	—	74,307
Euro	07/29/2005	235,578	236,144	—	566
	09/21/2005	3,111,343	3,020,752	90,591	—
	09/21/2005	618,000	619,035	—	1,035
Hong Kong Dollar	09/15/2005	5,437,129	5,442,535	—	5,406
Hungarian Forint	09/14/2005	873,672	879,674	—	6,002
Japanese Yen	09/21/2005	1,398,534	1,362,358	36,176	—
Norwegian Krone	08/26/2005	989,375	971,143	18,232	—
	09/21/2005	618,000	624,579	—	6,579
Swedish Krona	09/21/2005	1,839,000	1,759,938	79,062	—
	09/26/2005	1,958,774	1,906,376	52,398
Swiss Franc	07/15/2005	1,321,553	1,241,981	79,572	—
	09/21/2005	2,399,405	2,315,500	83,905	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$26,596,158	$26,224,292	$477,385	$105,519

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $89,070,662)	$99,851,094
Securities lending collateral, at value	5,760,283
Cash	364
Foreign currencies, at value (identified cost $61,291)	60,768
Receivables:
Forward foreign currency exchange contracts, at value	512,346
Dividends and interest, at value	248,370
Securities lending income	9,604
Reimbursement from adviser	7,644
Fund shares sold	7,504
Other assets	2,086

Total assets	106,460,063

Liabilities:

Payables:
Payable upon return of securities loaned	5,760,283
Investment securities purchased, at value	2,604,307
Forward foreign currency exchange contracts, at value	677,209
Amounts owed to affiliates	83,760
Fund shares repurchased	60,878
Accrued expenses	40,986

Total liabilities	9,227,423

Net Assets:

Paid-in capital	135,525,580
Accumulated undistributed net investment income	1,299,755
Accumulated net realized loss on investment, futures and foreign currency related transactions	(50,210,635)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	10,617,940

NET ASSETS	$97,232,640

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	9,397,288
Net asset value, offering and redemption price per share	$10.35

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:

Dividends(a)	$1,396,278
Interest (including securities lending income of $82,236)	96,887

Total income	1,493,165

Expenses:

Management fees	509,974
Custody and accounting fees	52,024
Printing fees	26,935
Professional fees	24,094
Transfer Agent fees	20,399
Trustee fees	7,140
Other	7,345

Total expenses	647,911

Less — expense reductions	(34,475)

Net Expenses	613,436

NET INVESTMENT INCOME	879,729

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	6,251,528
Futures transactions	(1,726)
Foreign currency related transactions	(675,087)
Net change in unrealized loss on:
Investments	(8,955,431)
Translation of assets and liabilities denominated in foreign currencies	(97,648)

Net realized and unrealized loss on investment, futures and foreign currency related transactions	(3,478,364)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,598,635)

(a)	Foreign taxes withheld on dividends were $196,926.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2005 (Unaudited)	December 31, 2004
From operations:

Net investment income	$879,729	$763,630
Net realized gain on investment, futures and foreign currency related transactions	5,574,715	6,084,785
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(9,053,079)	5,896,272

Net increase (decrease) in net assets resulting from operations	(2,598,635)	12,744,687

Distributions to shareholders:

From net investment income	—	(1,154,644)

From share transactions:

Proceeds from sales of shares	3,261,035	5,062,404
Reinvestment of dividends and distributions	—	1,154,644
Cost of shares repurchased	(12,053,792)	(15,975,317)

Net decrease in net assets resulting from share transactions	(8,792,757)	(9,758,269)

TOTAL INCREASE (DECREASE)	(11,391,392)	1,831,774

Net assets:

Beginning of period	$108,624,032	$106,792,258

End of period	$97,232,640	$108,624,032

Accumulated undistributed net investment income	$1,299,755	$420,026

Summary of share transactions:

Shares sold	307,373	520,639
Shares issued on reinvestment of dividends and distributions	—	111,462
Shares repurchased	(1,134,239)	(1,676,423)

NET DECREASE	(826,866)	(1,044,322)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations			Distributions to shareholders											expense reductions

			Net											Ratio of		Ratio of		Ratio of
	Net asset		realized			From	From		Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	tax	net		value,		at end	net expenses		income		expenses		income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment	return of	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	capital	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months Ended June 30, (Unaudited)

2005	$10.62	$0.09	$(0.36)	$(0.27)	$—	$—	$—	$—	$10.35	(2.63)%	$97,233	1.20	% (c)	1.73	% (c)	1.27	% (c)	1.66	% (c)	26%
For the Years ended December 31,

2004	9.48	0.07	1.18	1.25	(0.11)	—	—	(0.11)	10.62	13.48	108,624	1.20		0.75		1.35		0.60		63
2003	7.25	0.04	2.53	2.57	(0.34)	—	—	(0.34)	9.48	35.49	106,792	1.37		0.49		2.60		(0.74)		49
2002	8.99	0.03	(1.68)	(1.65)	(0.09)	—	—	(0.09)	7.25	(18.34)	13,214	1.46		0.32		2.96		(1.18)		86
2001	11.78	0.05	(2.68)	(2.63)	(0.09)	(0.04)	(0.03)	(0.16)	8.99	(22.26)	17,773	1.35		0.47		2.05		(0.23)		76
2000	14.47	0.05	(1.99)	(1.94)	—	—	(0.75)	(0.75)	11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.

     Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2005, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under this Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of 1.00% of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAMI will implement the fee reduction commitment on a voluntary basis and waive a portion of its Management Fee to achieve the following annual rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	1.00%

Next $1 Billion	0.90%

Over $2 Billion	0.86%

     GSAMI has contractually agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. GSAMI has agreed to maintain this expense limitation reduction through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2005, GSAMI reimbursed approximately $34,400 to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2005, custody fees were reduced by approximately $100.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2005, the amounts owed to affiliates were approximately $80,600 and $3,200 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2005, were $26,859,371 and $34,085,074, respectively. For the six months ended June 30, 2005, Goldman Sachs earned approximately $1,800 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2005, is reported parenthetically on the Statement of Operations. A portion of this amount, $1,424, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2005, BGA earned $14,511 in fees as securities lending agent. At June 30, 2005, the Fund loaned securities having a market value of $5,545,742 collateralized by cash in the amount of $5,760,283. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2004, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows. Expiration of capital loss carryforward occurs on December 31 of the year indicated.

Capital loss carryforward:*
Expiring 2008	$(17,055,611)
Expiring 2009	(27,159,909)
Expiring 2010	(8,409,296)
Expiring 2011	(609,034)

Total capital loss carryforward	$(53,233,850)

Timing differences (post October losses)	$(914,343)

*	Utilization of these losses may be limited under the Code.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)

At June 30, 2005 the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$96,468,102

Gross unrealized gain	12,569,364
Gross unrealized loss	(3,426,089)

Net unrealized security gain	$9,143,275

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and certain forward currency contracts.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), Goldman Sachs Asset Management L.P. (“GSAM”) and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”). In June 2004 these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust and the GS Trust. Certain investment portfolios of the trust were named as nominal defendants in the amended complaint. The amended compliant alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust and the GS Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense level of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, the Fund’s expense trends over time, and the proposed breakpoints in the contractual fee rate under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors. In this connection the Trustees noted the steps that had been taken to restructure the portfolio management team for the Fund, including the hiring of a new chief investment officer and the implementation of structural changes in the portfolio management process.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to a specified level. This was a contractual undertaking that expired on June 30, 2005. The Trustees considered the Investment Adviser’s undertaking to continue this expense reimbursement after that date on a voluntary basis until further notice to the Trustees.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund: 1.00% on the first $1 billion, 0.90% over $1 billion up to $2 billion and 0.86% over $2 billion. The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.
     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual annualized expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	1/1/05	6/30/05	6/30/05*

Actual	$1,000.00	$973.70	$5.89
Hypothetical 5% return	1,000.00	1,018.83 +	6.02

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratio for the period was 1.20%.

+	Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL 133 Peterborough Court London, England EC4A 2BB

Visit our internet address: www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-800-621-2550 and on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“the Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks and charges and expenses, and read the Prospectus carefully before investing.

Holdings are as of June 30, 2005 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Fund is subject to the risk of rising and falling stock prices.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Goldman Sachs Variable Insurance Trust International Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: International Equity Fund.

© Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 19, 2005

VITINTLSAR

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 (Accession Number 0000950123-04-0002976).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 19, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 19, 2005